UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2019

Date of reporting period:	October 1, 2018 — March 31, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

**IMPORTANT NOTICE:** Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

# Putnam Dynamic Asset Allocation Growth Fund

**Semiannual report**
**3 | 31 | 19**

**Asset allocation funds** invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PAEAX

Putnam Dynamic
Asset Allocation
Growth Fund

Semiannual report
3 | 31 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

May 8, 2019

Dear Fellow Shareholder:

If there is any lesson to be learned from constantly changing financial markets, it is the importance of positioning your investment portfolio for your long-term goals. We believe that one strategy is to diversify across different asset classes and investment approaches.

We also believe your mutual fund investment offers a number of advantages, including constant monitoring by experienced investment professionals who maintain a long-term perspective. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

Another key strategy, in our view, is seeking the counsel of a financial advisor. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals such as retirement, evaluating the level of risk appropriate for you, and reviewing your investments on a regular basis and making adjustments as necessary.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you, and we thank you for investing with Putnam.

Putnam Dynamic Asset Allocation Growth Fund is designed for investors seeking capital appreciation. The fund’s target mix of 80% stocks and 20% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The portfolio managers of Putnam’s Global Asset Allocation group have extensive experience analyzing how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

2 Dynamic Asset Allocation Growth Fund

Diversification can help to reduce volatility over time

With today’s market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Dynamic Asset Allocation Growth Fund 3

Performance history as of 3/31/19

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Growth Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Bloomberg Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

† The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/19. See above and pages 10–11 for additional fund performance information. Index descriptions can be found on pages 16–17.

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Jason is Co-Head of Global Asset Allocation. He has an M.B.A. from the Booth School of Business at the University of Chicago and a B.S. from Northeastern University. He joined Putnam in 1999 and has been in the investment industry since 1993.

James A. Fetch, Brett S. Goldstein, CFA, and Robert J. Schoen are also Portfolio Managers of the fund.

What was the market environment during the reporting period ended March 31, 2019?

Global financial markets were marked by a series of ups and downs during the six-month period. Equity markets sold off significantly during the fourth quarter of 2018 before a sharp reversal at the beginning of this year. Large-cap stocks and their mid- and small-cap counterparts had declined because of worries over global economic growth and rising real interest rates. The broad S&P 500 Index fell to –1.72% during the period, and the MSCI World Index [ND] declined 2.61%, but both indexes actually moved by greater amounts downward and upward during the period.

The Federal Reserve [Fed] had raised short-term rates four times in 2018, taking the federal funds rate to a range of 2.25% to 2.50%. But the central bank pivoted to a dovish stance on rates in the first quarter of 2019. Slowing economic activity and benign inflation contributed to the Fed’s decision to pause its three-year campaign to tighten monetary policy. Across the Atlantic, the European Central Bank left rates unchanged and ended its multi-trillion-dollar bond-buying program.

Dynamic Asset Allocation Growth Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 3/31/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 3/31/19. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

6 Dynamic Asset Allocation Growth Fund

U.S. growth has been cooling from last year under the weight of the trade war, economic slowdowns in Europe and China, and fading stimulus from the tax cuts of 2017. The economy grew at a 2.2% annual rate in the fourth quarter of 2018, after expanding 3.4% in the third quarter. Still, unemployment has touched multi-decade lows, inflation remains anchored, and the likelihood of a recession remains low.

How did bond markets perform?

U.S. Treasury yields were mixed across the curve, which continued to flatten over the six-month period. The yield on the benchmark 10-year note traded around 2.41%, while the two-year yield fell to around 2.27% at the end of March 2019. Parts of the Treasury yield curve also inverted that same month. The yield on the 10-year note dipped below the yield on 3-month bills for the first time since mid-2007. An inverted yield curve — which plots bond yields with differing maturity dates — is considered a potential recession indicator. With intermediate- and longer-term yields generally moving lower during the period, the Bloomberg Barclays U.S. Aggregate Bond Index rose to 4.63%.

How did Putnam Dynamic Asset Allocation Growth Fund perform?

The fund declined to –3.67% over the six-month period, reflecting the market weakness of the final three months of 2018. It underperformed the strategy’s custom secondary benchmark, the Putnam Growth Blended Benchmark, which contains both stocks and bonds. It also slightly underperformed the all-equity Russell 3000 Index, the fund’s primary benchmark and a broad index of U.S. stocks, that fell to –2.27%.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Asset Allocation Growth Fund 7

What strategies affected performance?

The funds’ negative performance was driven by equity, bond, and commodities weakness during the fourth quarter of 2018. Stocks and commodities were the biggest decliners. Our tactical overweight position in U.S. equities — taken after the moderate correction at the start of the period — detracted. Our out-of-benchmark position in commodities also hurt results during the first three months of the period, when energy prices fell precipitously. In early 2019, energy prices have retraced some of their losses from the sell-off in the fourth quarter. We also maintained our overweight position in U.S. equities at the start of 2019. These positions helped offset some of the negative performance because of the sharp bounce in stock prices in January and February.

Our active implementation decisions and security selections detracted during the period. They were driven by our quantitative strategies for U.S. large-cap and international developed equity markets. Our team analyzes stock market history to identify characteristics of stocks [factors] that we believe have excess risk-adjusted returns. Despite a strong long-term relationship between these factors and positive stock performance, the strategies underperformed. We did see positive contributions from our fixed-income selection strategies. But that was not enough to offset losses from our equity selection.

What is the outlook for 2019?

Higher interest rates, weaker demand from China, political troubles in the eurozone, and protectionist tariffs have put pressure on growth. But we expect global growth to stabilize as 2019 progresses. The U.S. economy has been facing rising headwinds, and we expect it to expand at a more moderate pace in 2019 compared with last year. The Fed expects 2.1% growth this year, down from the 2.3% it forecast in December 2018. We believe inflationary pressures will also remain modest. In December 2018, Fed officials said they expected two rate increases this year and another in 2020. They now project no movement in interest rates in 2019, one rate hike in 2020 and none in 2021.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Dynamic Asset Allocation Growth Fund

We expect stock and bond market volatility to persist in 2019. Toward the end of the first quarter, we decreased our exposure to equity, inflation [commodities], and interest rates [government bonds] and increased our exposure to credit [corporate bond spreads]. We downgraded our position in equities from overweight to slightly overweight relative to the benchmarks. We had increased our equity allocation in the fourth quarter to take advantage of short-term market weakness. But we have reverted to only a slight overweight by period-end because of the rebound in stocks in the first quarter of 2019, improvements in market sentiment and positionings, and, in our view, the continued potential for negative trade-related headlines.

In credit-sensitive fixed income, we upgraded our position to a slight overweight this year. This is due to positive signals from our quantitative model, attractive bond spreads, and lower new issuance of corporate bonds. In rate-sensitive fixed income, we downgraded our position to underweight. We expect interest rates to trend higher given the below-average real yields on the 10-year Treasury and the historically low premium attached to the 10-year note.

Finally, we downgraded our commodities exposure to neutral and removed commodities from the fund. The strong rally in energy prices made our qualitative view more balanced after being skewed positive following the fourth-quarter sell-off. We moved to neutral in the absence of strong qualitative or quantitative signals. We believe with this positioning the fund will bounce back from its short-term underperformance.

Thank you, Jason, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Dynamic Asset Allocation Growth Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2019, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (2/8/94)
Before sales charge	7.65%	233.26%	12.79%	38.04%	6.66%	31.07%	9.44%	2.13%	–3.67%
After sales charge	7.40	214.10	12.13	30.10	5.40	23.54	7.30	–3.74	–9.21
Class B (2/16/94)
Before CDSC	7.40	214.02	12.12	32.92	5.86	28.10	8.60	1.32	–4.07
After CDSC	7.40	214.02	12.12	31.11	5.57	25.10	7.75	–3.31	–8.46
Class C (9/1/94)
Before CDSC	7.31	209.13	11.95	32.88	5.85	28.12	8.61	1.32	–4.11
After CDSC	7.31	209.13	11.95	32.88	5.85	28.12	8.61	0.40	–4.98
Class M (2/3/95)
Before sales charge	7.11	217.23	12.24	34.62	6.13	29.13	8.90	1.60	–3.92
After sales charge	6.96	206.13	11.84	29.91	5.37	24.61	7.61	–1.96	–7.29
Class P (8/31/16)
Net asset value	7.93	242.65	13.11	40.36	7.02	32.60	9.86	2.51	–3.51
Class R (1/21/03)
Net asset value	7.37	224.53	12.49	36.37	6.40	30.14	9.18	1.83	–3.81
Class R5 (7/2/12)
Net asset value	7.92	241.49	13.07	39.85	6.94	32.14	9.73	2.36	–3.56
Class R6 (7/2/12)
Net asset value	7.95	243.82	13.14	40.55	7.04	32.49	9.83	2.47	–3.55
Class Y (7/14/94)
Net asset value	7.92	241.21	13.06	39.77	6.93	32.05	9.71	2.34	–3.57

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales

10 Dynamic Asset Allocation Growth Fund

charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class P, R5, and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5, and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 3/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Russell 3000 Index	9.51%	341.05%	16.00%	63.67%	10.36%	46.16%	13.48%	8.77%	–2.27%
Putnam Growth
Blended Benchmark*	—†	230.30	12.69	43.71	7.52	35.20	10.58	5.47	–0.89
Lipper Mixed-Asset
Target Allocation
Growth Funds	7.39	174.06	10.54	31.35	5.56	26.53	8.14	3.25	–1.17
category average‡

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Putnam Growth Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Bloomberg Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

† The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/19, there were 496, 489, 455, 404, 308, and 42 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/19

Distributions	Class A		Class B	Class C	Class M		Class P	Class R	Class R5	Class R6	Class Y
Number	1		1	1	1		1	1	1	1	1
Income	$0.180		$0.028	$0.048	$0.095		$0.251	$0.138	$0.227	$0.245	$0.225
Capital gains
Long-term
gains	1.010		1.010	1.010	1.010		1.010	1.010	1.010	1.010	1.010
Short-term
gains	0.262		0.262	0.262	0.262		0.262	0.262	0.262	0.262	0.262
Total	$1.452		$1.300	$1.320	$1.367		$1.523	$1.410	$1.499	$1.517	$1.497
	Before	After	Net	Net	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value	value
9/30/18	$17.77	$18.85	$17.29	$16.61	$17.30	$17.93	$18.04	$17.34	$17.98	$18.04	$17.99
3/31/19	15.52	16.47	15.16	14.48	15.12	15.67	15.73	15.13	15.69	15.73	15.70

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Dynamic Asset Allocation Growth Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Total annual operating expenses
for the fiscal year ended 9/30/18	1.07%	1.82%	1.82%	1.57%	0.66%	1.32%	0.80%	0.70%	0.82%
Annualized expense ratio for the
six-month period ended 3/31/19	1.06%	1.81%	1.81%	1.56%	0.65%	1.31%	0.79%	0.69%	0.81%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/18 to 3/31/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.19	$8.84	$8.84	$7.63	$3.18	$6.41	$3.87	$3.38	$3.97
Ending value (after expenses)	$963.30	$959.30	$958.90	$960.80	$964.90	$961.90	$964.40	$964.50	$964.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12 Dynamic Asset Allocation Growth Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/19, use the following calculation method. To find the value of your investment on 10/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.34	$9.10	$9.10	$7.85	$3.28	$6.59	$3.98	$3.48	$4.08
Ending value (after expenses)	$1,019.65	$1,015.91	$1,015.91	$1,017.15	$1,021.69	$1,018.40	$1,020.99	$1,021.49	$1,020.89

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Growth Fund 13

Consider these risks before investing

Allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events, or changes, and factors related to a specific issuer or asset class, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

14 Dynamic Asset Allocation Growth Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government

Dynamic Asset Allocation Growth Fund 15

agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

MSCI EAFE Index (ND) is a free float-adjusted market capitalization index that is designed to measure the equity performance of large and mid-cap markets in developed countries, excluding the U.S. and Canada. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (GD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Gross dividend (GD) total return indexes reinvest as much as possible of a company’s dividend distributions. The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company. Gross total return indexes do not, however, include any tax credits.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Putnam Growth Blended Benchmark is a benchmark administered by Putnam Management, comprising 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Bloomberg Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

16 Dynamic Asset Allocation Growth Fund

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2019, Putnam employees had approximately $496,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Dynamic Asset Allocation Growth Fund 17

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18 Dynamic Asset Allocation Growth Fund

The fund’s portfolio 3/31/19 (Unaudited)

COMMON STOCKS (68.2%)*	Shares	Value
Banking (4.8%)
ABN AMRO Group NV GDR (Netherlands)	154,659	$3,487,124
ABSA Group, Ltd. (South Africa)	124,860	1,316,206
Abu Dhabi Commercial Bank PJSC (United Arab Emirates) †	696,693	1,798,089
AIB Group PLC (Ireland)	72,602	325,928
Bank Leumi Le-Israel BM (Israel)	159,905	1,043,701
Bank of Montreal (Canada)	7,965	595,967
Bank Tabungan Pensiunan Nasional Syariah Tbk PT (Indonesia) †	12,010,700	1,863,912
Canadian Imperial Bank of Commerce (Canada)	6,575	519,564
China Construction Bank Corp. Class H (China)	2,045,000	1,753,063
Citigroup, Inc.	449,700	27,980,334
Citizens Financial Group, Inc.	174,700	5,677,750
Comerica, Inc.	72,201	5,293,777
Commercial International Bank (CIB) Egypt SAE GDR (Egypt)	348,751	1,354,898
Credicorp, Ltd. (Peru)	11,529	2,766,384
DNB ASA (Norway)	25,994	478,594
East West Bancorp, Inc.	27,600	1,323,972
Grupo Financiero Galicia SA ADR (Argentina)	35,986	918,363
Hang Seng Bank, Ltd. (Hong Kong)	142,900	3,525,831
HDFC Bank, Ltd. (India)	101,683	3,400,990
HSBC Holdings PLC (United Kingdom)	97,107	788,331
Itau Unibanco Holding SA ADR (Preference) (Brazil)	128,520	1,132,261
JPMorgan Chase & Co.	384,021	38,874,446
KBC Groep NV (Belgium)	11,994	837,932
Lloyds Banking Group PLC (United Kingdom)	4,241,388	3,432,734
Mizuho Financial Group, Inc. (Japan)	3,074,000	4,764,315
Moneta Money Bank AS (Czech Republic)	455,658	1,572,231
National Australia Bank, Ltd. (Australia)	13,278	239,066
National Bank of Canada (Canada)	11,178	504,468
Popular, Inc. (Puerto Rico)	23,900	1,245,907
Resona Holdings, Inc. (Japan)	726,800	3,155,235
Royal Bank of Canada (Canada)	453	34,176
Sberbank of Russia PJSC ADR (Russia)	80,514	1,067,616
Sumitomo Mitsui Financial Group, Inc. (Japan)	126,200	4,416,157
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	33,900	1,219,976
SunTrust Banks, Inc.	5,162	305,849
Swedbank AB Class A (Sweden)	163,076	2,303,898
Toronto-Dominion Bank (Canada)	12,739	691,310
U.S. Bancorp	6,302	303,693
Wells Fargo & Co.	57,500	2,778,400
Wintrust Financial Corp.	15,300	1,030,149
		136,122,597
Basic materials (2.8%)
Amcor, Ltd. (Australia)	50,230	549,497
AMG Advanced Metallurgical Group NV (Netherlands)	19,816	616,621
Anglo American PLC (United Kingdom)	134,469	3,596,481
ArcelorMittal SA (France)	86,736	1,756,974
Arkema SA (France)	20,390	1,940,959
Asahi Kasae Corp. (Japan)	23,600	244,627

Dynamic Asset Allocation Growth Fund 19

COMMON STOCKS (68.2%)* cont.	Shares	Value
Basic materials cont.
Ashland Global Holdings, Inc.	2,435	$190,247
Axalta Coating Systems, Ltd. †	8,226	207,377
BASF SE (Germany)	48,724	3,581,618
Bemis Co., Inc.	17,391	964,853
BlueScope Steel, Ltd. (Australia)	248,232	2,467,198
Boliden AB (Sweden)	25,279	719,437
Celanese Corp.	14,300	1,410,123
CF Industries Holdings, Inc.	98,200	4,014,416
CIMIC Group, Ltd. (Australia)	33,624	1,154,239
Cobalt 27 Capital Corp. (Canada) †	333,421	1,055,390
Covestro AG (Germany)	37,089	2,039,457
CTCI Corp. (Taiwan)	887,000	1,381,189
Dilip Buildcon, Ltd. (India)	97,413	900,613
Eiffage SA (France)	4,037	387,912
Evonik Industries AG (Germany)	26,335	717,263
Freeport-McMoRan, Inc. (Indonesia)	398,200	5,132,798
Glencore PLC (United Kingdom)	146,295	605,828
HOCHTIEF AG (Germany)	9,325	1,349,382
Huntsman Corp.	139,600	3,139,604
Ivanhoe Mines, Ltd. Class A (Canada) †	347,816	832,874
JFE Holdings, Inc. (Japan)	28,000	476,133
Kajima Corp. (Japan)	70,900	1,048,184
Loma Negra Cia Industrial Argentina SA ADR (Argentina) †	84,417	924,366
LyondellBasell Industries NV Class A	105,700	8,887,256
Mitsubishi Chemical Holdings Corp. (Japan)	107,300	757,690
Mitsubishi Gas Chemical Co., Inc. (Japan)	44,400	635,539
Mota-Engil SGPS SA (Portugal) †	304,177	696,070
Newcrest Mining, Ltd. (Australia)	29,163	526,943
Nippon Steel & Sumitomo Metal Corp. (Japan)	28,000	495,332
Packaging Corp. of America	37,500	3,726,750
Rio Tinto PLC (United Kingdom)	107,367	6,238,267
Sherwin-Williams Co. (The)	696	299,774
Shimizu Corp. (Japan)	84,500	736,497
Sika AG (Switzerland)	2,949	411,957
Skipper, Ltd. (India)	94,053	92,776
South32, Ltd. (Australia)	582,220	1,545,232
Steel Dynamics, Inc.	69,600	2,454,792
Sumitomo Chemical Co., Ltd. (Japan)	309,500	1,444,791
Suzano Papel e Celulose SA (Brazil)	94,000	1,117,576
Taisei Corp. (Japan)	79,000	3,675,534
UPM-Kymmene OYJ (Finland)	100,499	2,931,104
		80,079,540
Capital goods (4.4%)
ACS Actividades de Construccion y Servicios SA (Spain)	77,824	3,418,633
Allison Transmission Holdings, Inc.	56,800	2,551,456
Atlas Copco AB Class B (Sweden)	23,738	587,495
BAE Systems PLC (United Kingdom)	86,858	545,730
Berry Plastics Group, Inc. †	60,123	3,238,826
Boeing Co. (The)	82,100	31,314,582

20 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (68.2%)* cont.	Shares	Value
Capital goods cont.
Clean TeQ Holdings, Ltd. (Australia) † S	3,241,762	$714,563
Cummins, Inc.	51,300	8,098,731
Curtiss-Wright Corp.	6,000	680,040
Dover Corp.	30,700	2,879,660
Faurecia SA (France)	56,790	2,387,633
Garrett Motion, Inc. (Switzerland) †	462	6,805
General Dynamics Corp.	2,343	396,623
Harris Corp.	2,642	421,954
HD Supply Holdings, Inc. †	66,325	2,875,189
Hitachi, Ltd. (Japan)	146,800	4,769,571
Honeywell International, Inc.	91,568	14,551,987
Ingersoll-Rand PLC	69,100	7,459,345
KEI Industries, Ltd. (India)	187,006	1,149,210
Lockheed Martin Corp.	42,900	12,876,864
Northrop Grumman Corp.	1,446	389,842
Pentair PLC	52,100	2,318,971
Raytheon Co.	11,122	2,025,094
Republic Services, Inc.	35,500	2,853,490
Resideo Technologies, Inc. †	770	14,853
Safran SA (France)	1,466	201,038
Sandvik AB (Sweden)	253,992	4,125,154
Schindler Holding AG (Switzerland)	2,560	529,611
Societe BIC SA (France)	4,643	413,798
Sunny Friend Environmental Technology Co., Ltd. (Taiwan)	178,000	1,393,443
Teledyne Technologies, Inc. †	5,169	1,225,105
Tervita Corp. (Canada) †	179	806
Waste Management, Inc.	78,102	8,115,579
WESCO International, Inc. †	15,600	826,956
		125,358,637
Communication services (2.4%)
ARRIS International PLC †	56,833	1,796,491
AT&T, Inc.	51,827	1,625,295
BCE, Inc. (Canada)	9,976	442,980
BT Group PLC (United Kingdom)	1,008,130	2,927,419
China Mobile, Ltd. (China)	229,000	2,341,698
Deutsche Telekom AG (Germany)	192,526	3,195,218
Equinix, Inc. R	3,000	1,359,480
Eutelsat Communications SA (France)	25,208	440,981
Hikari Tsushin, Inc. (Japan)	2,600	493,133
HKT Trust & HKT, Ltd. (Units) (Hong Kong)	665,000	1,069,101
Juniper Networks, Inc.	108,109	2,861,645
KDDI Corp. (Japan)	102,600	2,213,143
Nippon Telegraph & Telephone Corp. (Japan)	38,000	1,615,205
NTT DoCoMo, Inc. (Japan)	105,900	2,348,560
Safaricom PLC (Kenya)	3,281,100	898,396
Swisscom AG (Switzerland)	2,261	1,105,807
T-Mobile US, Inc. †	363	25,083
Telenor ASA (Norway)	164,176	3,287,346
Telephone & Data Systems, Inc.	44,740	1,374,860

Dynamic Asset Allocation Growth Fund 21

COMMON STOCKS (68.2%)* cont.	Shares	Value
Communication services cont.
Telstra Corp., Ltd. (Australia)	793,656	$1,875,148
TIM Participacoes SA ADR (Brazil)	77,754	1,172,530
Verizon Communications, Inc.	544,910	32,220,528
		66,690,047
Communications equipment (1.2%)
Avaya Holdings Corp. †	10,997	185,080
Cisco Systems, Inc.	624,115	33,695,969
		33,881,049
Computers (2.0%)
Amadeus IT Holding SA Class A (Spain)	47,564	3,809,542
Apple, Inc.	163,986	31,149,141
Aspen Technology, Inc. †	22,700	2,366,702
CDW Corp. of Delaware	30,600	2,948,922
Citrix Systems, Inc.	5,506	548,728
Dell Technologies, Inc. Class C †	70,059	4,111,763
Fortinet, Inc. †	90,500	7,599,285
Fujitsu, Ltd. (Japan)	15,600	1,129,713
Synopsys, Inc. †	2,818	324,493
Xerox Corp.	90,200	2,884,596
		56,872,885
Conglomerates (0.4%)
AMETEK, Inc.	41,100	3,410,067
Marubeni Corp. (Japan)	454,800	3,159,278
Mitsubishi Corp. (Japan)	88,200	2,457,684
Mitsui & Co., Ltd. (Japan)	217,200	3,377,988
Orkla ASA (Norway)	45,172	346,713
		12,751,730
Consumer cyclicals (8.0%)
ABC-Mart, Inc. (Japan)	17,200	1,024,923
Alliance Global Group, Inc. (Philippines)	5,337,100	1,643,430
Amazon.com, Inc. †	16,069	28,614,872
Aristocrat Leisure, Ltd. (Australia)	49,803	870,567
Atacadao Distribuicao Comercio e Industria Ltda. (Brazil)	297,181	1,524,861
Automatic Data Processing, Inc.	80,278	12,823,608
AutoZone, Inc. †	548	561,218
Bayerische Motoren Werke AG (Germany)	7,338	482,360
Berkeley Group Holdings PLC (The) (United Kingdom)	17,272	829,874
Booking Holdings, Inc. †	5,600	9,771,496
Booz Allen Hamilton Holding Corp.	2,435	141,571
Capri Holdings, Ltd. †	28,189	1,289,647
Cia de Locacao das Americas (Brazil)	92,807	924,195
CK Hutchison Holdings, Ltd. (Hong Kong)	137,000	1,438,807
Compass Group PLC (United Kingdom)	9,527	223,910
CoStar Group, Inc. †	2,700	1,259,334
Crown, Ltd. (Australia)	191,240	1,566,185
Discovery, Inc. Class A † S	128,500	3,472,070
Dolby Laboratories, Inc. Class A	10,100	635,997
Ecolab, Inc.	1,200	211,848
Extended Stay America, Inc. (Units)	76,400	1,371,380

22 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (68.2%)* cont.	Shares	Value
Consumer cyclicals cont.
Fast Retailing Co., Ltd. (Japan)	2,600	$1,223,982
Fiat Chrysler Automobiles NV (Italy) †	110,240	1,641,239
Foot Locker, Inc.	73,900	4,478,340
Ford Motor Co.	17,207	151,077
Fox Corp. Class B †	3,562	127,805
Fu Shou Yuan International Group, Ltd. (China)	1,181,000	1,083,091
Fuji Heavy Industries, Ltd. (Japan)	2,900	66,288
Galaxy Entertainment Group, Ltd. (Hong Kong)	179,000	1,218,557
Genting Bhd (Singapore)	1,953,000	1,501,674
GS Retail Co., Ltd. (South Korea)	22,948	791,420
HC Brillant Services GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	2	2
Hermes International (France)	6,879	4,538,857
Hilton Worldwide Holdings, Inc.	73,100	6,075,341
Home Depot, Inc. (The)	136,581	26,208,528
Industria de Diseno Textil SA (Inditex) (Spain)	34,528	1,014,773
Jardine Matheson Holdings, Ltd. (Hong Kong)	4,900	305,869
John Wiley & Sons, Inc. Class A	626	27,682
KAR Auction Services, Inc.	43,000	2,206,330
Kering SA (France)	2,037	1,168,095
Kimberly-Clark Corp.	3,576	443,066
Las Vegas Sands Corp.	61,400	3,742,944
Lear Corp.	21,000	2,849,910
Liberty Media Corp.-Liberty SiriusXM Class C †	3,429	131,125
Liberty SiriusXM Group Class A †	26,600	1,015,588
Lowe’s Cos., Inc.	187,687	20,546,096
Marks & Spencer Group PLC (United Kingdom)	11,530	41,883
Marriott International, Inc./MD Class A	300	37,527
Matahari Department Store Tbk PT (Indonesia)	2,413,800	695,235
Mitsubishi Motors Corp. (Japan)	70,700	377,021
Moncler SpA (Italy)	15,759	634,982
Namco Bandai Holdings, Inc. (Japan)	29,500	1,384,616
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	1	1
New Middle East Other Assets GmbH (acquired 8/12/13, cost $1) (Private)
(Germany) † ∆∆ F	1	1
News Corp. Class A	11,448	142,413
Next PLC (United Kingdom)	17,470	1,269,662
Nielsen Holdings PLC	94,400	2,234,448
Nintendo Co., Ltd. (Japan)	8,200	2,348,224
Omnicom Group, Inc.	85,500	6,240,645
Pearson PLC (United Kingdom)	167,355	1,822,677
Peugeot SA (France)	179,453	4,376,294
Poya International Co., Ltd. (Taiwan)	125,820	1,489,104
ProSiebenSat.1 Media SE (Germany)	66,214	944,785
Publicis Groupe SA (France)	4,935	264,226
PulteGroup, Inc.	29,500	824,820
Puregold Price Club, Inc. (Philippines)	1,277,300	1,172,119
PVH Corp.	1,983	241,827
Randstad Holding NV (Netherlands)	19,701	960,670

Dynamic Asset Allocation Growth Fund 23

COMMON STOCKS (68.2%)* cont.	Shares	Value
Consumer cyclicals cont.
Ross Stores, Inc.	84,778	$7,892,832
RTL Group SA (Belgium)	13,781	752,845
Secom Co., Ltd. (Japan)	2,700	231,609
ServiceMaster Global Holdings, Inc. †	22,379	1,045,099
Shenzhou International Group Holdings, Ltd. (China)	89,500	1,199,278
Sony Corp. (Japan)	93,500	3,935,364
Suzuki Motor Corp. (Japan)	13,000	576,560
Swatch Group AG (The) (Switzerland)	8,594	475,550
Tapestry, Inc.	20,800	675,792
Taylor Wimpey PLC (United Kingdom)	1,057,522	2,416,594
TJX Cos., Inc. (The)	18,108	963,527
Toyota Motor Corp. (Japan)	51,300	3,009,025
TUI AG (Germany)	171,438	1,642,517
Volkswagen AG (Preference) (Germany)	6,692	1,053,348
Volkswagen AG (Germany)	3,374	549,172
Volvo AB (Sweden)	307,617	4,764,485
Walmart, Inc.	109,500	10,679,535
Walt Disney Co. (The)	7,224	802,061
Wilcon Depot, Inc. (Philippines)	2,059,700	607,644
Wolters Kluwer NV (Netherlands)	42,735	2,909,837
		226,925,686
Consumer finance (0.7%)
American Express Co.	5,952	650,554
Capital One Financial Corp.	85,300	6,968,157
Chailease Holding Co., Ltd. (Taiwan)	261,800	1,069,094
Discover Financial Services	78,500	5,586,060
Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	115,300	588,380
Synchrony Financial	203,800	6,501,220
		21,363,465
Consumer staples (6.5%)
AfreecaTV Co., Ltd. (South Korea)	20,716	1,000,709
Altria Group, Inc.	3,496	200,775
Ashtead Group PLC (United Kingdom)	125,873	3,037,049
Associated British Foods PLC (United Kingdom)	74,831	2,377,137
Bright Horizons Family Solutions, Inc. †	1,040	132,194
Carlsberg A/S Class B (Denmark)	18,981	2,370,557
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	72	489,520
Coca-Cola Amatil, Ltd. (Australia)	86,624	532,473
Coca-Cola Co. (The)	462,358	21,666,096
Coca-Cola European Partners PLC (United Kingdom)	79,035	4,089,271
Coles Group, Ltd. (Australia) †	22,361	188,208
Colruyt SA (Belgium)	15,760	1,165,032
Darden Restaurants, Inc.	49,400	6,000,618
Dino Polska SA (Poland) †	49,684	1,565,808
Essity AB Class B (Sweden)	3,541	102,109
Global Fashion Group SA (acquired 8/2/13, cost $43,833) (Private)
(Luxembourg) † ∆∆ F	1,036	9,344
Grape King Bio, Ltd. (Taiwan)	181,000	1,169,986
Grupo Bimbo SAB de CV Ser. A (Mexico)	787,813	1,643,387

24 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (68.2%)* cont.	Shares	Value
Consumer staples cont.
Henkel AG & Co. KGaA (Germany)	5,180	$492,454
Hershey Co. (The)	47,554	5,460,626
Imperial Brands PLC (United Kingdom)	158,943	5,433,115
J Sainsbury PLC (United Kingdom)	343,224	1,053,654
Japan Tobacco, Inc. (Japan)	12,200	303,040
Jeronimo Martins SGPS SA (Portugal)	76,193	1,123,924
Jubilant Foodworks, Ltd. (India)	73,559	1,530,952
Koninklijke Ahold Delhaize NV (Netherlands)	182,827	4,865,671
L’Oreal SA (France)	16,186	4,353,965
LG Household & Health Care, Ltd. (South Korea)	1,013	1,267,457
Marine Harvest ASA (Norway)	38,120	850,799
Molson Coors Brewing Co. Class B	67,900	4,050,235
Mondelez International, Inc. Class A	247,673	12,363,836
Monster Beverage Corp. †	3,079	168,052
Nestle India, Ltd. (India)	7,702	1,217,432
Nestle SA (Switzerland)	43,121	4,109,649
PepsiCo, Inc.	131,767	16,148,046
Pigeon Corp. (Japan)	5,000	205,054
Pola Orbis Holdings, Inc. (Japan)	23,700	757,633
Procter & Gamble Co. (The)	96,233	10,013,044
Reckitt Benckiser Group PLC (United Kingdom)	32,818	2,727,909
Starbucks Corp. S	351,772	26,150,730
Swedish Match AB (Sweden)	40,071	2,042,490
Sysco Corp.	131,542	8,781,744
TCI Co., Ltd. (Taiwan)	86,000	1,175,755
TripAdvisor, Inc. † S	60,600	3,117,870
Unilever PLC (United Kingdom)	12,331	705,859
US Foods Holding Corp. †	7,845	273,869
Walgreens Boots Alliance, Inc.	194,900	12,331,323
Wesfarmers, Ltd. (Australia)	37,747	929,743
WH Group, Ltd. (Hong Kong)	491,000	525,292
WM Morrison Supermarkets PLC (United Kingdom)	125,214	371,100
X5 Retail Group NV GDR (Russia)	27,836	693,673
Yum China Holdings, Inc. (China)	24,175	1,085,699
		184,421,967
Electronics (2.4%)
Agilent Technologies, Inc.	93,400	7,507,492
Broadcom, Inc.	26,700	8,028,957
Brother Industries, Ltd. (Japan)	29,300	543,617
Garmin, Ltd.	368	31,777
Hoya Corp. (Japan)	67,100	4,439,995
Intel Corp.	75,200	4,038,240
Keysight Technologies, Inc. †	42,500	3,706,000
MediaTek, Inc. (Taiwan)	228,000	2,086,484
NXP Semiconductors NV	149,698	13,231,806
Rockwell Automation, Inc.	29,900	5,246,254
Samsung Electronics Co., Ltd. (South Korea)	116,971	4,599,834
Sino-American Silicon Products, Inc. (Taiwan)	428,000	934,747
Texas Instruments, Inc.	8,836	937,235

Dynamic Asset Allocation Growth Fund 25

COMMON STOCKS (68.2%)* cont.	Shares	Value
Electronics cont.
Thales SA (France)	3,018	$361,396
Xilinx, Inc.	105,900	13,427,061
		69,120,895
Energy (3.9%)
BP PLC (United Kingdom)	342,351	2,490,323
Canvest Environmental Protection Group Co., Ltd. (China) S	2,007,000	1,004,761
Chevron Corp.	235,332	28,988,196
CNOOC, Ltd. (China)	1,269,000	2,371,093
ConocoPhillips	238,800	15,937,512
Devon Energy Corp.	77,000	2,430,120
Equinor ASA (Norway)	177,599	3,888,668
Exxon Mobil Corp.	37,303	3,014,082
Geopark, Ltd. (Colombia) †	68,387	1,182,411
Hilong Holding, Ltd. (China)	5,709,000	770,857
JX Holdings, Inc. (Japan)	46,000	209,422
Lukoil PJSC ADR (Russia)	32,653	2,925,709
Marathon Petroleum Corp.	98,666	5,905,160
MOL Hungarian Oil & Gas PLC (Hungary)	135,888	1,555,500
MWO Holdings, LLC (Units) F	89	3,011
Nine Point Energy F	1,624	23,451
Occidental Petroleum Corp.	11,625	769,575
OMV AG (Austria)	32,563	1,766,838
PBF Energy, Inc. Class A	52,900	1,647,306
Petroleo Brasileiro SA — Petrobras ADR (Brazil) S	160,724	2,558,726
Phillips 66	97,222	9,252,618
Repsol SA (Spain)	5,352	91,615
Royal Dutch Shell PLC Class B (United Kingdom)	144,359	4,565,134
TOTAL SA (France)	123,329	6,850,812
Tupras Turkiye Petrol Rafinerileri AS (Turkey)	31,299	700,586
Valero Energy Corp.	115,273	9,778,609
		110,682,095
Financial (0.8%)
3i Group PLC (United Kingdom)	205,494	2,635,774
Broadridge Financial Solutions, Inc.	39,700	4,116,493
CoreLogic, Inc. †	2,237	83,351
CTBC Financial Holding Co., Ltd. (Taiwan)	1,477,000	980,308
Deutsche Boerse AG (Germany)	8,369	1,073,040
Edelweiss Financial Services, Ltd. (India)	474,290	1,354,118
Hana Financial Group, Inc. (South Korea)	42,333	1,357,390
Intercontinental Exchange, Inc.	850	64,719
London Stock Exchange Group PLC (United Kingdom)	18,478	1,143,407
Macquarie Group, Ltd. (Australia)	52,212	4,798,617
ORIX Corp. (Japan)	264,200	3,803,100
Singapore Exchange, Ltd. (Singapore)	71,600	386,848
		21,797,165
Health care (8.3%)
Abbott Laboratories	214,200	17,123,148
AbbVie, Inc.	113,243	9,126,253
Advanz Pharma Corp. (Canada) †	646	11,227

26 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (68.2%)* cont.	Shares	Value
Health care cont.
Alfresa Holdings Corp. (Japan)	57,500	$1,638,523
Allergan PLC	34,465	5,046,021
Amgen, Inc.	87,547	16,632,179
Anthem, Inc.	679	194,859
Astellas Pharma, Inc. (Japan)	302,400	4,537,006
Aurobindo Pharma, Ltd. (India)	149,687	1,695,226
Baxter International, Inc.	10,700	870,017
Biogen, Inc. †	33,798	7,989,171
Bristol-Myers Squibb Co.	75,479	3,601,103
Cardinal Health, Inc.	95,800	4,612,770
Celgene Corp. †	2,436	229,812
Centene Corp. †	101,270	5,377,437
Charles River Laboratories International, Inc. †	10,275	1,492,444
Chemed Corp.	4,600	1,472,322
China Traditional Chinese Medicine Holdings Co., Ltd. (China)	1,122,000	667,394
Cigna Corp.	2,939	472,650
Eli Lilly & Co.	42,433	5,506,106
Encompass Health Corp.	23,833	1,391,847
Gilead Sciences, Inc.	90,554	5,886,916
GlaxoSmithKline PLC (United Kingdom)	319,701	6,648,987
HCA Healthcare, Inc.	33,200	4,328,616
Hill-Rom Holdings, Inc.	16,400	1,736,104
Hologic, Inc. †	45,600	2,207,040
Humana, Inc.	8,097	2,153,802
i-SENS, Inc. (South Korea)	34,230	785,095
Illumina, Inc. †	4,400	1,367,036
Ipsen SA (France)	2,129	291,839
Jazz Pharmaceuticals PLC †	6,300	900,585
Johnson & Johnson	140,958	19,704,519
Koninklijke Philips NV (Netherlands)	24,449	995,963
Laboratory Corp. of America Holdings †	742	113,511
Masimo Corp. †	17,400	2,406,072
McKesson Corp.	56,582	6,623,489
Medipal Holdings Corp. (Japan)	49,100	1,167,776
Medtronic PLC	191,600	17,450,928
Merck & Co., Inc.	191,890	15,959,491
Novartis AG (Switzerland)	58,799	5,655,805
Novo Nordisk A/S Class B (Denmark)	41,588	2,177,068
Ono Pharmaceutical Co., Ltd. (Japan)	4,100	80,622
Pfizer, Inc.	204,924	8,703,122
QIAGEN NV (Netherlands) †	13,453	545,385
QIAGEN NV (Netherlands) †	3,380	137,498
Quest Diagnostics, Inc.	3,735	335,851
Roche Holding AG (Switzerland)	35,183	9,693,654
Sanofi (France)	37,689	3,328,942
Sartorius Stedim Biotech (France)	9,482	1,200,854
Service Corp. International	2,301	92,385
Shionogi & Co., Ltd. (Japan)	63,200	3,918,705
Siemens Healthineers AG (Germany)	19,570	815,541

Dynamic Asset Allocation Growth Fund 27

COMMON STOCKS (68.2%)* cont.	Shares	Value
Health care cont.
Smith & Nephew PLC (United Kingdom)	24,378	$483,570
Straumann Holding AG (Switzerland)	1,519	1,239,455
Takeda Pharmaceutical Co., Ltd. ADR (Japan)	13,303	270,982
Teva Pharmaceutical Industries, Ltd. ADR (Israel) †	16,422	257,497
Thermo Fisher Scientific, Inc.	2,827	773,806
UCB SA (Belgium)	29,093	2,498,542
UnitedHealth Group, Inc.	26,644	6,587,995
Vertex Pharmaceuticals, Inc. †	9,715	1,787,074
Waters Corp. †	4,520	1,137,729
Zoetis, Inc.	31,589	3,180,065
		235,317,431
Insurance (2.6%)
Aegon NV (Netherlands)	66,755	320,796
Aflac, Inc.	122,113	6,105,650
AIA Group, Ltd. (Hong Kong)	373,600	3,718,816
Allianz SE (Germany)	28,643	6,370,795
Allstate Corp. (The)	46,928	4,419,679
American Financial Group, Inc.	12,400	1,193,004
Athene Holding, Ltd. Class A †	55,954	2,282,923
Aviva PLC (United Kingdom)	664,989	3,571,857
AXA SA (France)	24,966	628,166
Berkshire Hathaway, Inc. Class B †	117	23,504
CNP Assurances (France)	21,497	473,122
DB Insurance Co., Ltd. (South Korea)	20,376	1,233,171
Direct Line Insurance Group PLC (United Kingdom)	120,083	552,099
Hartford Financial Services Group, Inc. (The)	101,600	5,051,552
Hyundai Marine & Fire Insurance Co., Ltd. (HDMF) (South Korea)	30,369	1,013,911
Legal & General Group PLC (United Kingdom)	1,293,192	4,636,926
Lincoln National Corp.	65,100	3,821,370
Loews Corp.	7,238	346,917
MetLife, Inc.	260,300	11,080,971
NN Group NV (Netherlands)	3,445	143,100
Ping An Insurance (Group) Co. of China, Ltd. Class H (China)	354,500	3,969,133
Prudential Financial, Inc.	80,000	7,350,400
Reinsurance Group of America, Inc.	11,393	1,617,578
Sampo Oyj Class A (Finland)	5,587	253,258
Unum Group	75,800	2,564,314
		72,743,012
Investment banking/Brokerage (1.2%)
Ameriprise Financial, Inc.	45,600	5,841,360
Daiwa Securities Group, Inc. (Japan)	108,000	527,343
E*Trade Financial Corp.	141,500	6,569,845
Goldman Sachs Group, Inc. (The)	27,100	5,202,929
Morgan Stanley	255,700	10,790,540
Partners Group Holding AG (Switzerland)	5,961	4,334,184
Schroders PLC (United Kingdom)	34,441	1,212,054
		34,478,255

28 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (68.2%)* cont.	Shares	Value
Photography/Imaging (—%)
FUJIFILM Holdings Corp. (Japan)	9,200	$419,174
		419,174
Real estate (2.7%)
AGNC Investment Corp. R	230,960	4,157,280
American Homes 4 Rent R	4,700	106,784
Annaly Capital Management, Inc. R	103,997	1,038,930
Apartment Investment & Management Co. Class A R	1,026	51,598
Apple Hospitality REIT, Inc. R	61,096	995,865
AvalonBay Communities, Inc. R	17,900	3,593,067
Ayala Land, Inc. (Philippines)	1,560,800	1,335,115
Brixmor Property Group, Inc. R	124,700	2,290,739
Brookfield Property REIT, Inc. Class A R	47,700	977,373
Camden Property Trust R	19,800	2,009,700
CBRE Group, Inc. Class A †	59,900	2,962,055
Cheung Kong Property Holdings, Ltd. (Hong Kong)	530,000	4,712,029
Chimera Investment Corp. R	6,867	128,688
China Overseas Land & Investment, Ltd. (China)	336,000	1,277,940
Deutsche Wohnen AG (Germany)	8,970	434,985
Douglas Emmett, Inc. R	25,200	1,018,584
Duke Realty Corp. R	78,831	2,410,652
Empire State Realty Trust, Inc. Class A R	1,800	28,440
Equity Commonwealth R	1,821	59,528
Equity Lifestyle Properties, Inc. R	13,925	1,591,628
Equity Residential Trust R	6,018	453,276
Gaming and Leisure Properties, Inc. R	50,300	1,940,071
Healthcare Trust of America, Inc. Class A R	60,600	1,732,554
Henderson Land Development Co., Ltd. (Hong Kong)	277,000	1,760,655
Highwoods Properties, Inc. R	28,416	1,329,300
Hongkong Land Holdings, Ltd. (Hong Kong)	72,900	518,890
Hudson Pacific Properties, Inc. R	29,700	1,022,274
Jones Lang LaSalle, Inc.	11,900	1,834,742
Kerry Properties, Ltd. (Hong Kong)	87,000	388,433
Liberty Property Trust R	31,454	1,523,003
Logan Property Holdings Co., Ltd. (China)	742,000	1,228,617
Medical Properties Trust, Inc. R	122,900	2,274,879
MFA Financial, Inc. R	8,798	63,961
Mirvac Group (Australia) R	507,939	989,791
New Residential Investment Corp. R	176,644	2,987,050
Outfront Media, Inc. R	46,400	1,085,760
Persimmon PLC (United Kingdom)	128,913	3,643,488
Prologis, Inc. R	39,100	2,813,245
Scentre Group (Australia) R	643,601	1,882,624
SL Green Realty Corp. R	26,100	2,346,912
Spirit MTA REIT R	1,290	8,372
Spirit Realty Capital, Inc. R	44,440	1,765,601
Starwood Property Trust, Inc. R	7,255	162,149
Stockland (Units) (Australia) R	528,137	1,445,411
STORE Capital Corp. R	65,500	2,194,250
Sun Hung Kai Properties, Ltd. (Hong Kong)	105,000	1,801,547

Dynamic Asset Allocation Growth Fund 29

COMMON STOCKS (68.2%)* cont.	Shares	Value
Real estate cont.
Swire Properties, Ltd. (Hong Kong)	105,200	$452,594
Two Harbors Investment Corp. R	6,721	90,935
UDR, Inc. R	4,370	198,660
VICI Properties, Inc. R	150,866	3,300,948
Weingarten Realty Investors R	31,900	936,903
		75,357,875
Semiconductor (0.5%)
KLA-Tencor Corp.	62,500	7,463,125
Maxim Integrated Products, Inc.	5,230	278,079
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	630,350	5,042,760
Tokyo Electron, Ltd. (Japan)	1,600	232,000
		13,015,964
Software (4.2%)
Adobe, Inc. †	82,700	22,038,723
Amdocs, Ltd.	3,208	173,585
Black Knight, Inc. †	30,861	1,681,925
Cadence Design Systems, Inc. †	76,081	4,831,904
Electronic Arts, Inc. †	41,200	4,187,156
F5 Networks, Inc. †	32,189	5,051,420
Intuit, Inc.	59,986	15,680,940
Microsoft Corp.	225,956	26,649,250
NetEase, Inc. ADR (China)	5,178	1,250,228
NTT Data Corp. (Japan)	229,600	2,536,729
Oracle Corp.	502,900	27,010,759
Oracle Corp. (Japan)	4,200	282,501
Tencent Holdings, Ltd. (China)	154,000	7,081,163
Tencent Holdings, Ltd. ADR (China) S	25,211	1,159,202
		119,615,485
Technology (0.1%)
SoftBank Group Corp. (Japan)	22,300	2,173,489
		2,173,489
Technology services (4.3%)
Alibaba Group Holding, Ltd. ADR (China) † S	41,834	7,632,613
Alphabet, Inc. Class A †	47,255	55,613,937
Capgemini SE (France)	18,685	2,265,766
Cognizant Technology Solutions Corp. Class A	11,284	817,526
eBay, Inc.	41,200	1,530,168
Facebook, Inc. Class A †	99,086	16,516,645
Fidelity National Information Services, Inc.	5,203	588,459
Fiserv, Inc. †	5,000	441,400
Genpact, Ltd.	2,622	92,242
IBM Corp.	189,800	26,780,780
Infosys, Ltd. (India)	182,286	1,954,881
Naspers, Ltd. Class N (South Africa)	11,107	2,565,023
Naspers, Ltd. ADR (South Africa) S	16,857	782,671
NEC Corp. (Japan)	14,900	506,502
Proofpoint, Inc. †	11,700	1,420,731
Yahoo Japan Corp. (Japan)	167,600	411,056
Zebra Technologies Corp. Class A †	14,700	3,080,091
		123,000,491

30 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (68.2%)* cont.	Shares	Value
Transportation (1.7%)
Aena SME SA (Spain)	18,262	$3,287,907
AP Moller — Maersk A/S Class A (Denmark)	397	480,189
Azul SA ADR (Brazil) †	31,756	927,593
Central Japan Railway Co. (Japan)	20,600	4,787,173
Delta Air Lines, Inc.	200,737	10,368,066
Deutsche Lufthansa AG (Germany)	21,039	461,744
Deutsche Post AG (Germany)	29,546	961,154
Groupe Eurotunnel SA (France)	6,403	97,072
International Consolidated Airlines Group SA (Spain)	465,468	3,097,328
Japan Airlines Co., Ltd. (Japan)	82,700	2,913,055
Kyushu Railway Co. (Japan)	1,000	32,898
Norfolk Southern Corp.	41,838	7,819,104
SG Holdings Co., Ltd. (Japan)	33,900	989,601
United Continental Holdings, Inc. †	124,000	9,892,720
Yangzijiang Shipbuilding Holdings, Ltd. (China)	1,276,100	1,417,829
		47,533,433
Utilities and power (2.3%)
AES Corp.	204,900	3,704,592
AGL Energy, Ltd. (Australia)	12,414	191,960
American Electric Power Co., Inc.	10,426	873,178
Canadian Utilities, Ltd. Class A (Canada)	6,561	179,104
CenterPoint Energy, Inc.	143,600	4,408,520
Centrica PLC (United Kingdom)	243,525	362,218
China Water Affairs Group, Ltd. (China)	2,428,000	2,541,120
CLP Holdings, Ltd. (Hong Kong)	147,500	1,711,491
Enagas SA (Spain)	17,085	497,143
Endesa SA (Spain)	126,920	3,237,552
Enel SpA (Italy)	474,957	3,038,995
Eni SpA (Italy)	271,088	4,790,682
Evergy, Inc.	52,800	3,065,040
Exelon Corp.	211,834	10,619,238
GenOn Energy, Inc.	388	54,320
Kansai Electric Power Co., Inc. (The) (Japan)	11,500	169,676
Kinder Morgan, Inc.	25,339	507,033
National Grid PLC (United Kingdom)	52,370	580,325
NRG Energy, Inc.	104,900	4,456,152
Pampa Energia SA ADR (Argentina) † S	25,464	702,042
Pinnacle West Capital Corp.	38,137	3,645,134
Power Grid Corp. of India, Ltd. (India)	358,857	1,024,186
Public Service Enterprise Group, Inc.	115,500	6,861,855
Red Electrica Corporacion SA (Spain)	5,780	123,191
RWE AG (Germany)	24,293	651,291
Snam SpA (Italy)	103,860	533,476
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	11,872	8,429
UGI Corp.	52,050	2,884,611
Vistra Energy Corp.	97,700	2,543,131
		63,965,685
Total common stocks (cost $1,704,257,584)		$1,933,688,052

Dynamic Asset Allocation Growth Fund 31

		Principal
CORPORATE BONDS AND NOTES (9.9%)*		amount	Value
Basic materials (0.7%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23		$225,000	$243,844
Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21		115,000	117,875
Alpha 2 BV 144A sr. unsec. notes 8.75%, 6/1/23 (Netherlands) ‡‡		205,000	199,363
Alpha 3 BV/Alpha US Bidco, Inc. 144A company guaranty sr. unsec.
notes 6.25%, 2/1/25 (Netherlands)		200,000	192,000
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)		40,000	44,150
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)		250,000	284,632
Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24		195,000	195,244
Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23		195,000	202,800
Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/25		210,000	198,450
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25		360,000	376,308
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24		315,000	309,488
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24		470,000	462,950
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24		145,000	142,825
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24		275,000	273,020
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25		580,000	559,335
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)		120,000	123,525
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)		550,000	566,500
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43		260,000	222,950
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26		905,000	916,205
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27		115,000	114,244
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25		190,000	199,975
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23		125,000	129,230
Cleveland-Cliffs, Inc. company guaranty sr. unsec. notes
5.75%, 3/1/25		80,000	76,600
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24		420,000	390,600
Constellium NV 144A company guaranty sr. unsec. notes 5.875%,
2/15/26 (Netherlands)		250,000	245,313
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21		88,000	87,560
Diamond (BC) BV 144A sr. unsec. notes 5.625%, 8/15/25	EUR	235,000	246,340
Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24		$495,000	502,265
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.50%, 4/1/25 (Canada)		530,000	506,150

32 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.9%)* cont.	amount	Value
Basic materials cont.
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
6.875%, 2/15/23 (Indonesia)	$245,000	$259,700
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub.
notes 5.45%, 3/15/43 (Indonesia)	115,000	100,626
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26	610,000	620,675
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	509,000	525,063
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	486,000	487,623
Greif, Inc. 144A company guaranty sr. unsec. notes 6.50%, 3/1/27	225,000	230,063
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	225,000	230,906
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26	320,000	312,906
International Flavors & Fragrances, Inc. sr. unsec. notes
4.45%, 9/26/28	385,000	404,274
International Paper Co. sr. unsec. unsub. notes 3.00%, 2/15/27	235,000	226,221
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	105,000	110,775
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	145,000	146,450
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	205,000	204,488
Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	44,000	45,760
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	170,000	173,825
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	125,000	122,500
Mercer International, Inc. 144A sr. unsec. notes 7.375%,
1/15/25 (Canada)	55,000	57,750
Methanex Corp. sr. unsec. unsub. notes 3.25%, 12/15/19 (Canada)	19,000	19,005
NCI Building Systems, Inc. 144A company guaranty sr. unsec. sub.
notes 8.00%, 4/15/26	240,000	215,700
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	65,000	57,525
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	435,000	433,369
Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	185,000	189,163
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)	70,000	74,061
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)	330,000	311,433
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	441,000	454,109
Packaging Corp. of America sr. unsec. unsub. notes 4.50%, 11/1/23	145,000	153,130
PQ Corp. 144A company guaranty sr. unsec. notes 5.75%, 12/15/25	290,000	282,750
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	255,000	250,514
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	130,000	129,212
Smurfit Kappa Treasury Funding DAC company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	225,000	255,094
Starfruit Finco BV/Starfruit US Holdco, LLC 144A sr. unsec. notes
8.00%, 10/1/26 (Netherlands)	415,000	416,038
Steel Dynamics, Inc. company guaranty sr. unsec. notes
5.00%, 12/15/26	90,000	91,913

Dynamic Asset Allocation Growth Fund 33

	Principal
CORPORATE BONDS AND NOTES (9.9%)* cont.	amount	Value
Basic materials cont.
Steel Dynamics, Inc. company guaranty sr. unsec. notes
4.125%, 9/15/25	$75,000	$73,313
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	190,000	196,175
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	17,000	17,276
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 5.182%, 4/24/28 (Switzerland)	255,000	259,154
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 4.892%, 4/24/25 (Switzerland)	255,000	259,684
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	95,000	94,890
Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.50%, 6/1/24 (Canada)	35,000	37,538
TMS International Corp. 144A sr. unsec. notes 7.25%, 8/15/25	305,000	295,399
TopBuild Corp. 144A company guaranty sr. unsec. notes
5.625%, 5/1/26	280,000	275,800
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	100,000	92,500
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	280,000	283,500
Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	195,000	199,290
USG Corp. 144A company guaranty sr. unsec. bonds
4.875%, 6/1/27	295,000	298,134
USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25	195,000	198,023
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
bonds 4.375%, 11/15/47	495,000	438,455
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	305,000	398,583
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	198,000	258,115
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	355,000	468,685
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	215,000	228,438
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	200,000	212,500
		20,307,814
Capital goods (0.5%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	355,000	338,581
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7.75%, 11/15/19	87,000	89,066
ARD Securities Finance SARL 144A sr. notes 8.75%, (8.75%), 1/31/23
(Luxembourg) ‡‡	218,287	206,827
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 7.25%, 5/15/24 (Ireland)	430,000	452,575
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	110,000	113,953
Berry Global, Inc. company guaranty notes 5.50%, 5/15/22	76,000	77,140
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23	225,000	228,724

34 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.9%)* cont.	amount	Value
Capital goods cont.
Berry Global, Inc. 144A notes 4.50%, 2/15/26	$65,000	$61,763
Boeing Capital Corp. sr. unsec. unsub. notes 4.70%, 10/27/19	105,000	106,306
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	100,000	110,500
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)	210,000	216,626
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	420,000	436,275
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	305,000	315,675
Crown Americas, LLC/Crown Americas Capital Corp. VI company
guaranty sr. unsec. notes 4.75%, 2/1/26	135,000	135,648
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	165,000	183,150
Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	235,000	234,872
Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	217,000	217,543
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 11/15/42	150,000	147,967
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2.25%, 11/15/22	100,000	98,711
GFL Environmental, Inc. 144A sr. unsec. notes 5.375%,
3/1/23 (Canada)	135,000	127,744
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	360,000	377,100
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	155,000	157,418
Hulk Finance Corp. 144A sr. unsec. notes 7.00%, 6/1/26 (Canada)	405,000	382,725
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	250,000	231,602
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	680,000	651,946
L3 Technologies, Inc. company guaranty sr. unsec. bonds
3.85%, 12/15/26	399,000	406,058
L3 Technologies, Inc. company guaranty sr. unsec. notes
4.40%, 6/15/28	298,000	312,694
MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	210,000	211,050
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	535,000	526,067
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	415,000	425,894
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	565,000	573,938
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. notes 6.25%, 5/15/26	45,000	45,900
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. unsec. notes 8.50%, 5/15/27	225,000	225,563
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	145,000	144,275
Raytheon Co. sr. unsec. notes 4.875%, 10/15/40	65,000	75,708
Raytheon Co. sr. unsec. unsub. notes 2.50%, 12/15/22	560,000	558,346
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	410,000	404,875
Republic Services, Inc. sr. unsec. notes 3.95%, 5/15/28	410,000	429,054
Resideo Funding, Inc. 144A company guaranty sr. unsec. notes
6.125%, 11/1/26	155,000	159,650

Dynamic Asset Allocation Growth Fund 35

	Principal
CORPORATE BONDS AND NOTES (9.9%)* cont.	amount	Value
Capital goods cont.
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes
6.125%, 10/1/26	$405,000	$417,150
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25	200,000	201,500
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	65,000	65,982
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	355,000	351,397
TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	129,000	132,548
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	375,000	390,563
United Technologies Corp. sr. unsec. unsub. notes 1.90%, 5/4/20	1,920,000	1,904,881
Vertiv Group Corp. 144A sr. unsec. notes 9.25%, 10/15/24	135,000	134,325
Vertiv Intermediate Holding Corp. 144A sr. unsec. notes 12.00%,
2/15/22 ‡‡	95,000	91,675
Waste Management, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 6/30/20	212,000	217,417
		14,106,947
Communication services (0.9%)
American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27 R	1,340,000	1,284,205
American Tower Corp. sr. unsec. unsub. bonds 3.55%, 7/15/27 R	505,000	496,927
AT&T, Inc. sr. unsec. notes 4.10%, 2/15/28	1,065,000	1,076,749
AT&T, Inc. sr. unsec. unsub. bonds 4.35%, 3/1/29	120,000	122,589
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	392,000	383,057
AT&T, Inc. sr. unsec. unsub. notes 3.40%, 5/15/25	393,000	388,880
Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	56,000	58,520
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	135,000	139,388
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	350,000	364,875
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	795,000	831,769
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	155,000	158,641
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	942,000	1,055,985
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	283,000	298,616
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	105,000	104,621
Comcast Corp. company guaranty sr. unsec. unsub. bonds
4.049%, 11/1/52	179,000	174,403
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	73,000	71,021
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.969%, 11/1/47	569,000	548,941
Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	120,000	112,127

36 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.9%)* cont.	amount	Value
Communication services cont.
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	$35,000	$44,218
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.375%, 2/15/25	420,000	427,810
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	175,000	174,113
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	55,000	56,890
CommScope Finance, LLC 144A sr. notes 5.50%, 3/1/24	70,000	71,595
CommScope Technologies, LLC 144A company guaranty sr. unsec.
notes 6.00%, 6/15/25	210,000	204,162
CommScope Technologies, LLC 144A company guaranty sr. unsec.
unsub. notes 5.00%, 3/15/27	195,000	172,903
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	200,000	195,681
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	250,000	248,495
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	319,000	313,679
Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	166,000	174,934
Crown Castle International Corp. sr. unsec. unsub. bonds
4.45%, 2/15/26 R	20,000	20,885
Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	340,000	338,556
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	513,000	520,695
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	138,000	147,488
CSC Holdings, LLC 144A sr. unsec. notes 7.75%, 7/15/25	200,000	214,500
CSC Holdings, LLC 144A sr. unsec. unsub. notes 7.50%, 4/1/28	620,000	664,361
CSC Holdings, LLC 144A sr. unsec. unsub. notes 5.125%, 12/15/21	410,000	410,513
Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	195,000	268,252
Digicel Group Two Ltd. 144A company guaranty sr. unsec. notes
6.75%, 3/1/23 (Jamaica)	200,000	127,000
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	720,000	604,800
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	644,000	676,394
Equinix, Inc. sr. unsec. unsub. notes 5.875%, 1/15/26 R	75,000	79,009
Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	635,000	417,909
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26	335,000	311,550
Intelsat Connect Finance SA 144A company guaranty sr. unsec.
notes 9.50%, 2/15/23 (Luxembourg)	580,000	513,474
Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)	12,000	12,510
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%,
7/15/25 (Bermuda)	505,000	512,575
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.625%, 2/1/23	425,000	429,781
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 5.15%, 4/30/20	685,000	702,115
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 4.375%, 4/1/21	1,155,000	1,193,155
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	52,000	54,210

Dynamic Asset Allocation Growth Fund 37

	Principal
CORPORATE BONDS AND NOTES (9.9%)* cont.	amount	Value
Communication services cont.
Rogers Communications, Inc. company guaranty sr. unsec. bonds
8.75%, 5/1/32 (Canada)	$166,000	$233,667
SFR Group SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)	250,000	245,000
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	530,000	509,463
Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	87,000	89,828
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	418,000	437,855
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	589,000	618,450
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21	134,375	134,335
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	90,000	93,717
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	60,000	61,650
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	45,000	46,519
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22	75,000	75,844
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	235,000	232,944
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26	100,000	99,945
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	205,000	256,135
Telefonica Emisiones SA company guaranty sr. unsec. bonds
4.895%, 3/6/48 (Spain)	965,000	940,338
Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	335,000	348,500
Verizon Communications, Inc. sr. unsec. unsub. notes
4.329%, 9/21/28	790,000	835,454
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	367,000	378,010
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	395,000	402,900
Vodafone Group PLC sr. unsec. unsub. notes 4.375%, 5/30/28
(United Kingdom)	435,000	442,144
Ziggo BV 144A company guaranty sr. notes 5.50%,
1/15/27 (Netherlands)	150,000	148,125
		24,606,349
Conglomerates (0.1%)
Siemens Financieringsmaatschappij NV 144A company guaranty
sr. unsec. notes 2.20%, 3/16/20 (Netherlands)	2,780,000	2,767,829
		2,767,829
Consumer cyclicals (1.3%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	240,000	233,177
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	710,000	714,783

38 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.9%)* cont.	amount	Value
Consumer cyclicals cont.
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
notes 6.125%, 5/15/27	$110,000	$99,413
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/26	220,000	198,550
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	110,000	102,828
American Builders & Contractors Supply Co., Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/26	65,000	65,894
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	135,000	139,388
Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	405,000	413,447
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.95%, 8/14/28	321,000	329,758
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.40%, 8/13/21	100,000	101,280
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.80%, 4/11/26	115,000	110,304
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.00%, 4/11/21	710,000	698,984
Boyd Gaming Corp. company guaranty sr. unsec. notes
6.00%, 8/15/26	110,000	112,750
Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23	125,000	129,844
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	80,000	82,800
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	197,000	197,187
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26	215,000	219,838
CBS Corp. company guaranty sr. unsec. bonds 4.20%, 6/1/29	535,000	537,815
CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	548,000	511,738
CBS Corp. company guaranty sr. unsec. unsub. notes
4.60%, 1/15/45	247,000	235,591
CBS Corp. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26	57,000	57,907
CBS Radio, Inc. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	535,000	532,325
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22	119,000	120,785
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	70,000	71,176
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22	380,000	388,075
Clear Channel Worldwide Holdings, Inc. 144A company guaranty
sr. unsec. notes 9.25%, 2/15/24	165,000	174,900
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	555,000	506,993
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25	370,000	356,354
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	250,000	251,409

Dynamic Asset Allocation Growth Fund 39

	Principal
CORPORATE BONDS AND NOTES (9.9%)* cont.	amount	Value
Consumer cyclicals cont.
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	$750,000	$730,745
Eldorado Resorts, Inc. company guaranty sr. unsec. notes
6.00%, 9/15/26	40,000	40,600
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23	80,000	83,713
Ford Motor Co. sr. unsec. unsub. notes 4.346%, 12/8/26	522,000	484,504
Fox Corp. 144A company guaranty sr. unsec. notes 4.03%, 1/25/24	285,000	295,455
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25	145,000	146,552
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	802,000	768,237
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	137,000	136,231
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	55,000	53,882
Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26	180,000	183,186
Gray Television, Inc. 144A sr. unsec. notes 7.00%, 5/15/27	375,000	398,438
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24	155,000	155,419
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	1,330,000	1,344,962
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22	410,000	412,581
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25	430,000	429,428
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26	395,000	417,367
iHeartCommunications, Inc. company guaranty sr. notes 9.00%,
12/15/19 (In default) †	169,000	119,990
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)	110,000	114,950
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	1,694,000	1,761,760
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	60,000	59,700
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds
4.65%, 10/1/28	1,360,000	1,415,850
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R	60,000	57,975
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	355,000	340,800
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22	500,000	536,250
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21	365,000	375,950
Jacobs Entertainment, Inc. 144A notes 7.875%, 2/1/24	100,000	104,750
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27	135,000	127,238
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	155,000	147,250
Lear Corp. sr. unsec. unsub. bonds 3.80%, 9/15/27	875,000	838,409
Lennar Corp. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	70,000	74,288

40 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.9%)* cont.	amount	Value
Consumer cyclicals cont.
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24	$255,000	$262,331
Lions Gate Capital Holdings, LLC 144A sr. unsec. notes
6.375%, 2/1/24	230,000	240,925
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	150,000	150,938
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26	195,000	201,338
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	155,000	158,100
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)	90,000	87,638
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26	340,000	357,000
MGM Resorts International company guaranty sr. unsec. notes
6.75%, 10/1/20	225,000	235,688
MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21	165,000	176,138
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	485,000	492,881
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	310,000	314,650
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	140,000	134,575
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	410,000	404,875
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	390,000	386,819
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	120,000	123,000
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	65,000	66,463
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	175,000	170,188
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	172,000	174,795
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	140,000	137,900
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	135,000	134,325
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	288,000	324,000
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	380,000	391,400
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	200,000	204,492
QVC, Inc. company guaranty sr. sub. notes 4.45%, 2/15/25	110,000	109,800
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company
guaranty sr. unsec. notes 9.375%, 4/1/27	70,000	71,663
Refinitiv US Holdings, Inc. 144A company guaranty sr. notes
6.25%, 5/15/26	330,000	334,538
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	320,000	320,800
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	240,000	258,061

Dynamic Asset Allocation Growth Fund 41

	Principal
CORPORATE BONDS AND NOTES (9.9%)* cont.	amount	Value
Consumer cyclicals cont.
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	$185,000	$189,610
Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	447,000	469,730
Scientific Games International, Inc. 144A company guaranty sr.
unsec. notes 8.25%, 3/15/26	330,000	336,815
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	175,000	176,531
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	157,000	162,691
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	1,275,000	1,275,000
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	330,000	326,304
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	415,000	410,070
Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	110,000	110,825
Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	3,000	3,068
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	85,000	85,850
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	340,000	348,500
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	1,045,000	1,011,351
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	20,000	19,100
Star Merger Sub, Inc. 144A sr. notes 6.875%, 8/15/26	115,000	117,588
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	215,000	212,447
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	45,000	43,088
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	240,000	241,200
Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22	115,000	117,372
TWDC Enterprises 18 Corp. sr. unsec. notes 2.75%, 8/16/21	80,000	80,303
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	270,000	251,438
Viacom, Inc. sr. unsec. unsub. notes 4.50%, 3/1/21	210,000	215,244
Walt Disney Co. (The) 144A company guaranty sr. unsec. bonds
7.75%, 12/1/45	1,225,000	1,953,015
Warner Media, LLC company guaranty sr. unsec. unsub. bonds
3.80%, 2/15/27	800,000	796,745
Warner Media, LLC company guaranty sr. unsec. unsub. bonds
2.95%, 7/15/26	270,000	255,543
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	238,000	229,075
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	325,000	280,020
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	195,000	198,413
WMG Acquisition Corp. 144A company guaranty sr. unsec. notes
5.50%, 4/15/26	70,000	71,838

42 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.9%)* cont.	amount	Value
Consumer cyclicals cont.
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	$165,000	$160,050
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	195,000	198,413
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	485,000	458,325
		37,082,636
Consumer staples (0.4%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	310,000	306,125
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	80,000	80,300
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)	215,000	212,850
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/
Albertson’s, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/26	205,000	210,894
Altria Group, Inc. company guaranty sr. unsec. notes 9.25%, 8/6/19	5,000	5,111
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.
144A company guaranty sr. unsec. unsub. notes 3.65%, 2/1/26	480,000	481,418
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 2.50%, 7/15/22	350,000	346,748
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	285,000	282,863
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	130,000	129,188
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	755,000	728,575
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25	395,000	354,513
CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22	230,000	211,600
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	9,017	9,776
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	148,445	153,266
Energizer Holdings, Inc. 144A company guaranty sr. unsec. notes
7.75%, 1/15/27	20,000	21,300
Energizer Holdings, Inc. 144A company guaranty sr. unsec. sub.
notes 6.375%, 7/15/26	80,000	82,000
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	470,000	462,166
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	308,000	395,115
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	226,000	255,843
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23	190,000	142,500
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25	320,000	336,000
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	405,000	407,025
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26	315,000	309,881
Keurig Dr Pepper, Inc. 144A company guaranty sr. unsec. notes
4.597%, 5/25/28	1,112,000	1,158,640
Keurig Dr Pepper, Inc. 144A company guaranty sr. unsec. unsub.
notes 4.417%, 5/25/25	152,000	157,510

Dynamic Asset Allocation Growth Fund 43

	Principal
CORPORATE BONDS AND NOTES (9.9%)* cont.	amount	Value
Consumer staples cont.
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	$200,000	$201,875
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24	200,000	204,000
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27	145,000	142,463
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	672,000	681,241
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	60,000	60,675
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27	345,000	347,588
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	210,000	207,900
Netflix, Inc. 144A sr. unsec. bonds 6.375%, 5/15/29	115,000	124,344
Netflix, Inc. 144A sr. unsec. unsub. bonds 5.875%, 11/15/28	150,000	158,438
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	370,000	305,250
Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26	25,000	24,466
Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes
3.30%, 11/18/21	240,000	242,079
		9,941,526
Energy (1.1%)
Aker BP ASA 144A sr. unsec. notes 5.875%, 3/31/25 (Norway)	60,000	62,775
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. company
guaranty sr. unsec. notes 7.875%, 12/15/24	145,000	53,650
Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	55,000	55,756
Antero Resources Corp. company guaranty sr. unsec. notes
5.00%, 3/1/25	55,000	54,038
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	126,000	126,473
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	178,000	178,943
Apache Corp. sr. unsec. unsub. notes 3.25%, 4/15/22	98,000	98,077
Apergy Corp. company guaranty sr. unsec. notes 6.375%, 5/1/26	300,000	303,750
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	204,000	223,441
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 7.00%, 11/1/26	135,000	129,769
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	110,000	102,163
BP Capital Markets America, Inc. company guaranty sr. unsec.
notes 3.119%, 5/4/26	270,000	269,388
BP Capital Markets America, Inc. company guaranty sr. unsec.
unsub. notes 3.937%, 9/21/28	24,000	25,144
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
3.279%, 9/19/27 (United Kingdom)	400,000	398,193
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
2.315%, 2/13/20 (United Kingdom)	185,000	184,213
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
1.768%, 9/19/19 (United Kingdom)	435,000	433,269

44 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.9%)* cont.	amount	Value
Energy cont.
California Resources Corp. company guaranty sr. unsec. sub. notes
5.00%, 1/15/20	$170,000	$159,800
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	167,000	131,145
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	195,000	217,181
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	475,000	516,563
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	715,000	749,857
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 6/15/27	90,000	88,650
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 1/15/25	195,000	198,900
Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	40,000	39,100
Chevron Corp. sr. unsec. unsub. notes 2.10%, 5/16/21	64,000	63,541
Chevron Corp. sr. unsec. unsub. notes 1.561%, 5/16/19	720,000	718,968
Comstock Resources Inc. 144A company guaranty sr. unsec. notes
9.75%, 8/15/26	330,000	303,600
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	145,000	143,817
Continental Resources, Inc. company guaranty sr. unsec. bonds
4.90%, 6/1/44	175,000	177,877
Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	44,000	44,314
Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	365,000	337,625
DCP Midstream Operating LP company guaranty sr. unsec. unsub.
notes 5.375%, 7/15/25	125,000	130,313
DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. bonds 6.75%, 9/15/37	275,000	283,250
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	217,000	211,033
Denbury Resources, Inc. 144A notes 7.50%, 2/15/24	90,000	76,838
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	385,000	401,844
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 11/1/24	100,000	102,230
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	370,000	387,575
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 5.50%, 1/30/26	130,000	133,250
Energy Transfer Partners LP company guaranty sr. unsec. notes
5.875%, 1/15/24	1,273,000	1,389,553
Energy Transfer Partners LP company guaranty sr. unsec. notes
5.50%, 6/1/27	110,000	119,178
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	1,335,000	1,269,118
Energy Transfer Partners LP sr. unsec. unsub. bonds
6.125%, 12/15/45	155,000	168,565
Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	215,000	225,964

Dynamic Asset Allocation Growth Fund 45

	Principal
CORPORATE BONDS AND NOTES (9.9%)* cont.	amount	Value
Energy cont.
Ensco PLC sr. unsec. notes 7.75%, 2/1/26 (United Kingdom)	$190,000	$160,313
EOG Resources, Inc. sr. unsec. unsub. notes 4.15%, 1/15/26	50,000	52,934
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23	415,000	411,986
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 9.375%, 5/1/24	221,000	78,455
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 7.75%, 5/15/26	170,000	138,125
EQT Corp. sr. unsec. unsub. notes 3.90%, 10/1/27	650,000	607,958
Equinor ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	110,000	129,713
Exxon Mobil Corp. sr. unsec. unsub. notes 2.222%, 3/1/21	328,000	326,511
Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	80,000	93,304
Hess Infrastructure Partners LP/Hess Infrastructure Partners
Finance Corp. 144A sr. unsec. notes 5.625%, 2/15/26	425,000	432,438
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	445,000	460,575
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	270,000	238,950
Jagged Peak Energy, LLC company guaranty sr. unsec. notes
5.875%, 5/1/26	145,000	143,775
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	45,000	41,963
MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	105,000	97,125
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	150,000	147,777
Motiva Enterprises, LLC 144A sr. unsec. notes 5.75%, 1/15/20	101,000	102,744
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.75%, 2/1/25	360,000	322,643
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.50%, 1/15/23	35,000	33,408
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	185,000	197,488
Nine Energy Service, Inc. 144A sr. unsec. notes 8.75%, 11/1/23	110,000	113,575
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	110,000	99,039
Noble Holding International, Ltd. 144A company guaranty sr.
unsec. notes 7.875%, 2/1/26	140,000	129,850
Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	75,000	75,000
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	157,000	158,570
Oasis Petroleum, Inc. 144A sr. unsec. notes 6.25%, 5/1/26	215,000	204,788
Occidental Petroleum Corp. sr. unsec. unsub. bonds
4.40%, 4/15/46	490,000	519,159
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	400,000	411,301
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	497,000	546,874
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	1,924,000	2,061,085
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	324,000	342,630

46 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.9%)* cont.	amount	Value
Energy cont.
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	$240,000	$243,360
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	72,000	73,080
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela) (In default) †	515,000	114,588
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.375%, 1/23/45 (Mexico)	256,000	229,431
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5.50%, 1/21/21 (Mexico)	1,125,000	1,147,628
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.875%, 1/18/24 (Mexico)	250,000	246,123
Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.125%, 1/15/26 (Canada)	300,000	297,469
Range Resources Corp. company guaranty sr. unsec. sub. notes
5.75%, 6/1/21	230,000	233,450
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	72,000	75,009
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	40,000	37,564
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 7/15/22	140,000	138,425
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	405,000	407,846
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	155,000	170,815
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	216,000	229,050
SESI, LLC company guaranty sr. unsec. notes 7.75%, 9/15/24	220,000	182,050
SESI, LLC company guaranty sr. unsec. unsub. notes
7.125%, 12/15/21	130,000	116,513
Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	80,000	8
Seventy Seven Operating, LLC escrow company guaranty sr.
unsec. unsub. notes 6.625%, 11/15/19 F	179,000	18
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.875%, 5/10/26 (Netherlands)	565,000	562,663
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.125%, 5/11/20 (Netherlands)	110,000	109,367
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 1.875%, 5/10/21 (Netherlands)	219,000	216,153
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	85,000	80,750
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	105,000	97,125
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	145,000	139,019
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	128,000	128,000
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	190,000	186,864
Statoil ASA company guaranty sr. unsec. unsub. notes 2.90%,
11/8/20 (Norway)	580,000	583,230
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.50%, 1/15/28	195,000	195,544
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	640,000	631,200
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 6.875%, 1/15/29	70,000	76,038

Dynamic Asset Allocation Growth Fund 47

	Principal
CORPORATE BONDS AND NOTES (9.9%)* cont.	amount	Value
Energy cont.
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 6.50%, 7/15/27	$115,000	$124,056
Total Capital International SA company guaranty sr. unsec. unsub.
notes 2.75%, 6/19/21 (France)	246,000	246,561
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	660,000	617,100
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)	165,375	167,649
Transocean Poseidon, Ltd. 144A company guaranty sr. notes
6.875%, 2/1/27	85,000	88,400
Transocean, Inc. company guaranty sr. unsec. unsub. bonds
7.50%, 4/15/31	115,000	98,325
Transocean, Inc. 144A company guaranty sr. unsec. notes
9.00%, 7/15/23	9,000	9,596
USA Compression Partners LP/USA Compression Finance Corp.
company guaranty sr. unsec. notes 6.875%, 4/1/26	195,000	200,119
USA Compression Partners LP/USA Compression Finance Corp.
144A sr. unsec. notes 6.875%, 9/1/27	70,000	71,138
Vermilion Energy, Inc. 144A company guaranty sr. unsec. notes
5.625%, 3/15/25 (Canada)	130,000	126,100
Weatherford International, Ltd. company guaranty sr. unsec. sub.
notes 9.875%, 2/15/24	201,000	144,720
Weatherford International, Ltd. company guaranty sr. unsec.
unsub. notes 8.25%, 6/15/23	55,000	38,913
Whiting Petroleum Corp. sr. unsec. notes 6.625%, 1/15/26	205,000	200,900
Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	230,000	320,041
Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.75%, 6/15/31	11,000	14,006
Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	432,000	449,185
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	155,000	174,375
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	160,000	162,400
WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	60,000	62,250
		30,632,961
Financials (2.8%)
ABN AMRO Bank NV 144A sr. unsec. notes 2.45%,
6/4/20 (Netherlands)	420,000	418,289
AIG Global Funding 144A sr. notes 2.15%, 7/2/20	540,000	535,764
Air Lease Corp. sr. unsec. notes 2.50%, 3/1/21	15,000	14,882
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	1,025,000	1,031,795
Air Lease Corp. sr. unsec. unsub. notes 3.625%, 4/1/27	405,000	381,085
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	165,000	166,856
Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	130,000	133,250
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	407,000	505,189
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.00%, 3/15/20	101,000	105,545
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	535,000	569,834
American Express Co. sr. unsec. bonds 8.125%, 5/20/19	750,000	755,266
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	387,000	465,368

48 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.9%)* cont.	amount	Value
Financials cont.
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr.
unsec. notes 2.875%, 1/25/22 (United Kingdom)	$775,000	$770,803
Australia & New Zealand Banking Group, Ltd. sr. unsec. notes
Ser. MTN, 2.125%, 8/19/20 (Australia)	900,000	893,213
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	211,750
AXA SA 144A jr. unsec. sub. FRN 6.379%, perpetual
maturity (France)	305,000	326,350
Banco Santander SA sr. unsec. unsub. notes 4.379%,
4/12/28 (Spain)	200,000	201,559
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	400,000	421,619
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	465,000	491,156
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	75,000	81,378
Bank of America Corp. sr. unsec. notes Ser. MTN, 3.499%, 5/17/22	534,000	540,252
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN,
3.248%, 10/21/27	1,055,000	1,032,892
Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
2.151%, 11/9/20	115,000	113,878
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	1,030,000	1,219,063
Bank of Montreal sr. unsec. unsub. notes Ser. D, 3.10%,
4/13/21 (Canada)	490,000	494,344
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	100,000	96,700
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%,
3/7/22 (Canada)	685,000	685,288
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35%,
10/21/20 (Canada)	505,000	502,371
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub.
notes 2.20%, 7/20/20 (France)	1,020,000	1,011,011
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	90,000	95,282
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	215,000	220,080
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	325,000	339,134
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	970,000	975,374
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	190,000	203,303
Cantor Fitzgerald LP 144A unsec. bonds 7.875%, 10/15/19	170,000	174,139
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	489,000	523,978
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	190,000	193,207
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	236,000	253,086
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	339,000	356,515
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	87,000	91,241
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	1,062,000	1,130,021
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	87,000	90,589
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	235,000	233,988
Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	835,000	832,913
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	1,510,000	1,533,381
Citigroup, Inc. sr. unsec. unsub. notes 2.90%, 12/8/21	426,000	425,887

Dynamic Asset Allocation Growth Fund 49

	Principal
CORPORATE BONDS AND NOTES (9.9%)* cont.	amount	Value
Financials cont.
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	$240,000	$248,671
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	315,000	323,643
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	160,000	167,136
Citizens Bank NA/Providence RI sr. unsec. notes 2.25%, 3/2/20	1,175,000	1,169,525
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	260,000	269,100
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%,
9/19/27 (Australia)	580,000	570,831
Commonwealth Bank of Australia 144A sr. unsec. notes 2.25%,
3/10/20 (Australia)	985,000	980,654
Commonwealth Bank of Australia 144A unsec. notes 2.20%,
11/9/20 (Australia)	1,610,000	1,593,406
Cooperatieve Rabobank UA company guaranty sr. unsec. unsub.
bonds Ser. MTN, 5.25%, 5/24/41 (Netherlands)	350,000	422,918
Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23	85,000	88,294
Credit Acceptance Corp. 144A company guaranty sr. unsec. notes
6.625%, 3/15/26	115,000	116,909
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	490,000	488,775
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%,
1/12/29 (Switzerland)	795,000	779,235
Danske Bank A/S 144A sr. unsec. notes 2.70%, 3/2/22 (Denmark)	730,000	710,764
Digital Realty Trust LP company guaranty sr. unsec. bonds
4.45%, 7/15/28 R	725,000	756,919
Digital Realty Trust LP company guaranty sr. unsec. notes
3.40%, 10/1/20 R	280,000	281,987
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	100,000	126,000
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	235,000	233,433
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%,
4/17/28 (Canada)	955,000	951,656
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	385,000	397,282
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	156,000	149,370
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	230,000	242,134
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	195,000	173,063
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	195,000	173,063
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25	195,000	204,019
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26	130,000	135,837
goeasy, Ltd. 144A company guaranty sr. unsec. notes 7.875%,
11/1/22 (Canada)	170,000	178,500
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	865,000	884,030
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	1,285,000	1,290,014
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	1,900,000	1,889,540
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.55%, 10/23/19	930,000	928,615
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	122,000	148,569

50 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.9%)* cont.	amount	Value
Financials cont.
Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 5.125%, 4/15/22	$100,000	$106,675
Hospitality Properties Trust sr. unsec. notes 4.375%, 2/15/30 R	523,000	484,230
Hospitality Properties Trust sr. unsec. unsub. notes
4.50%, 3/15/25 R	110,000	109,239
HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24	130,000	131,647
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	255,000	252,450
Huntington Bancshares, Inc. unsec. notes 4.35%, 2/4/23	345,000	356,264
Huntington National Bank (The) sr. unsec. notes 2.715%, 3/10/20	640,000	637,778
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	155,000	161,588
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	150,000	153,878
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20	92,000	92,874
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22	174,000	176,175
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	225,000	242,085
International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	146,000	156,950
iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R	100,000	100,375
iStar, Inc. sr. unsec. unsub. notes 5.25%, 9/15/22 R	100,000	98,125
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	149,000	156,450
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	704,000	711,393
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	1,485,000	1,447,779
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	1,350,000	1,341,377
JPMorgan Chase Bank NA sr. unsec. FRN Ser. BKNT,
3.086%, 4/26/21	285,000	285,657
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	160,000	163,526
KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	355,000	371,866
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37	614,000	703,030
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26
(United Kingdom)	215,000	217,502
Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	200,000	203,232
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25	345,000	349,416
Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85%,
7/29/20 (Australia)	305,000	305,154
Macquarie Group Ltd. 144A sr. unsec. notes 7.625%,
8/13/19 (Australia)	985,000	1,002,311
Manufacturers & Traders Trust Co. sr. unsec. notes Ser. BKNT,
2.05%, 8/17/20	940,000	932,302
MetLife, Inc. sr. unsec. unsub. notes 4.75%, 2/8/21	100,000	103,620
Metropolitan Life Global Funding I 144A notes 1.55%, 9/13/19	307,000	305,395
Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	155,000	156,065
Metropolitan Life Global Funding I 144A sr. notes 1.75%, 9/19/19	523,000	521,400

Dynamic Asset Allocation Growth Fund 51

	Principal
CORPORATE BONDS AND NOTES (9.9%)* cont.	amount	Value
Financials cont.
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 5.625%, 5/1/24 R	$100,000	$104,000
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 4.50%, 1/15/28 R	90,000	84,600
Mid-America Apartments LP sr. unsec. notes 4.30%, 10/15/23 R	145,000	151,032
Mitsubishi UFJ Financial Group, Inc. sr. unsec. notes 3.535%,
7/26/21 (Japan)	800,000	810,846
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	255,000	263,834
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	470,000	484,466
Morgan Stanley sr. unsec. unsub. notes 3.625%, 1/20/27	1,365,000	1,368,190
Morgan Stanley sr. unsec. unsub. notes 2.65%, 1/27/20	860,000	859,038
National Australia Bank, Ltd. 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.69%), 3.291%, 12/9/19 (Australia)	725,000	727,837
National Australia Bank, Ltd., NY sr. unsec. notes Ser. MTN, 2.125%,
5/22/20 (Australia)	1,180,000	1,172,631
National Australia Bank, Ltd./New York sr. unsec. notes 2.875%,
4/12/23 (Australia)	250,000	248,684
National Australia Bank, Ltd./New York sr. unsec. notes 2.50%,
1/12/21 (Australia)	725,000	721,311
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 9.125%, 7/15/26	65,000	66,056
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 8.125%, 7/15/23	200,000	206,000
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	310,000	310,000
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	155,000	139,081
Nordea Bank AB 144A sr. unsec. unsub. notes 2.25%,
5/27/21 (Finland)	365,000	359,896
Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976%, 2/15/25	515,000	522,185
PNC Bank NA sr. unsec. notes Ser. BKNT, 2.00%, 5/19/20	570,000	565,840
Protective Life Global Funding 144A notes 2.262%, 4/8/20	520,000	517,238
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	295,000	268,450
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	171,000	178,268
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	378,000	381,780
Regions Financial Corp. sr. unsec. unsub. notes 2.75%, 8/14/22	365,000	362,101
Royal Bank of Canada sr. unsec. notes Ser. GMTN, 2.125%,
3/2/20 (Canada)	1,095,000	1,089,505
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	285,000	302,147
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	205,000	208,844
Royal Bank of Scotland Group PLC sr. unsec. unsub. FRB 4.892%,
5/18/29 (United Kingdom)	215,000	222,239
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	280,000	279,768
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	355,000	363,250

52 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.9%)* cont.	amount	Value
Financials cont.
Skandinaviska Enskilda Banken AB sr. unsec. notes 2.30%,
3/11/20 (Sweden)	$3,655,000	$3,641,666
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
7.125%, 3/15/26	110,000	111,993
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25	210,000	216,563
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	265,000	263,675
Svenska Handelsbanken AB company guaranty sr. unsec. notes
1.95%, 9/8/20 (Sweden)	1,060,000	1,048,093
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	255,000	262,888
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
11.125%, 4/1/23	225,000	211,500
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	507,000	500,420
Travelport Corporate Finance PLC 144A company guaranty sr.
notes 6.00%, 3/15/26 (United Kingdom)	295,000	318,600
UBS AG/London 144A sr. unsec. notes 2.20%, 6/8/20
(United Kingdom)	630,000	626,460
UBS Group Funding (Switzerland) AG 144A company guaranty sr.
unsec. unsub. notes 2.65%, 2/1/22 (Switzerland)	1,045,000	1,035,633
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Switzerland)	508,000	522,725
UBS Group Funding Switzerland AG company guaranty jr. unsec.
sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	206,000	206,407
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	245,000	237,956
VEREIT Operating Partnership LP company guaranty sr. unsec.
notes 4.60%, 2/6/24 R	410,000	421,899
VEREIT Operating Partnership LP company guaranty sr. unsec.
unsub. bonds 4.875%, 6/1/26 R	85,000	88,386
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)	400,000	412,500
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	440,000	468,600
Wells Fargo & Co. sr. unsec. notes Ser. GMTN, 2.60%, 7/22/20	1,453,000	1,450,791
Westpac Banking Corp. sr. unsec. unsub. notes 4.875%,
11/19/19 (Australia)	220,000	223,021
Westpac Banking Corp. sr. unsec. unsub. notes 2.15%,
3/6/20 (Australia)	2,530,000	2,516,764
Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)	245,000	240,324
WeWork Cos, Inc. 144A company guaranty sr. unsec. notes
7.875%, 5/1/25	410,000	377,200
WP Carey, Inc. sr. unsec. unsub. notes 4.60%, 4/1/24 R	95,000	98,672
		80,302,421
Health care (0.9%)
AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25	124,000	124,278
AbbVie, Inc. sr. unsec. notes 2.50%, 5/14/20	820,000	817,580
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23	480,000	408,000
Allergan Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)	121,000	122,090

Dynamic Asset Allocation Growth Fund 53

		Principal
CORPORATE BONDS AND NOTES (9.9%)* cont.		amount	Value
Health care cont.
Allergan Funding SCS company guaranty sr. unsec. unsub. notes
3.80%, 3/15/25 (Luxembourg)		$270,000	$273,520
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51		230,000	231,324
Amgen, Inc. sr. unsec. notes 3.45%, 10/1/20		345,000	348,586
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26		347,000	328,250
ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25		265,000	119,250
Bausch Health Americas, Inc. 144A company guaranty sr. unsec.
notes 9.25%, 4/1/26		240,000	262,632
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27		265,000	280,900
Bausch Health Cos, Inc. 144A sr. notes 5.75%, 8/15/27		85,000	87,151
Bausch Health Cos., Inc. company guaranty sr. unsec. notes
Ser. REGS, 4.50%, 5/15/23	EUR	235,000	265,884
Bausch Health Cos., Inc. 144A company guaranty sr. notes
5.50%, 11/1/25		$75,000	76,594
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
9.00%, 12/15/25		200,000	217,260
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/15/25		340,000	336,600
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
5.875%, 5/15/23		148,000	149,850
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
7.00%, 3/15/24		270,000	285,660
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
6.50%, 3/15/22		90,000	93,150
Becton Dickinson and Co. (BD) sr. unsec. unsub. bonds
4.669%, 6/6/47		916,000	959,311
Becton Dickinson and Co. (BD) sr. unsec. unsub. bonds
3.70%, 6/6/27		786,000	782,977
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22		465,000	472,305
Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24		245,000	256,711
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22		180,000	183,150
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26		105,000	109,594
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23		935,000	879,742
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22		447,000	297,255
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 8.00%, 3/15/26		115,000	110,400
CHS/Community Health Systems, Inc. 144A company guaranty
sub. notes 8.125%, 6/30/24		197,000	146,824
Cigna Corp. 144A sr. unsub. notes 3.75%, 7/15/23		672,000	689,004
Cigna Holding Co. sr. unsec. unsub. notes 4.50%, 3/15/21		235,000	241,229
CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22		320,000	336,577
CVS Health Corp. sr. unsec. unsub. bonds 5.05%, 3/25/48		440,000	443,259
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38		1,097,000	1,086,351
Elanco Animal Health, Inc. 144A sr. unsec. notes 4.90%, 8/28/28		1,360,000	1,443,822
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. notes 6.00%, 2/1/25 (Ireland)		310,000	224,217
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26		220,000	235,723
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47		240,000	255,156

54 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.9%)* cont.	amount	Value
Health care cont.
HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	$235,000	$249,145
HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	48,000	52,920
Hologic, Inc. 144A company guaranty sr. unsec. notes
4.375%, 10/15/25	125,000	124,350
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	180,000	183,375
Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21	130,000	140,725
Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	125,000	97,500
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	145,000	146,910
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	395,000	391,047
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	140,000	145,335
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	55,000	54,381
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds
4.00%, 11/20/45	650,000	675,529
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.50%, 4/1/27 R	530,000	530,000
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	359,000	372,786
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 6.625%, 5/15/22	227,000	215,423
Par Pharmaceutical, Inc. 144A company guaranty sr. notes
7.50%, 4/1/27	225,000	228,094
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	305,000	305,309
Pfizer, Inc. sr. unsec. unsub. notes 1.95%, 6/3/21	494,000	488,233
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds
4.00%, 11/28/44 (Switzerland)	550,000	589,914
Service Corp. International sr. unsec. notes 5.375%, 1/15/22	168,000	169,596
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	270,000	268,313
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	445,000	456,681
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	435,000	419,618
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 2.875%, 9/23/23 (Ireland)	305,000	301,000
Sotera Health Holdings, LLC 144A sr. unsec. notes 6.50%, 5/15/23	105,000	105,788
Tenet Healthcare Corp. company guaranty sr. notes
4.625%, 7/15/24	145,000	145,225
Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20	174,000	180,308
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22	145,000	155,998
Tenet Healthcare Corp. 144A company guaranty notes
6.25%, 2/1/27	115,000	119,376
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	300,000	302,434
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)	200,000	200,667

Dynamic Asset Allocation Growth Fund 55

	Principal
CORPORATE BONDS AND NOTES (9.9%)* cont.	amount	Value
Health care cont.
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.70%, 2/15/21	$310,000	$320,446
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	245,000	245,803
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	740,000	774,441
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.15%, 6/15/21	750,000	758,088
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	245,000	244,954
WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25	130,000	134,550
WellCare Health Plans, Inc. 144A sr. unsec. notes 5.375%, 8/15/26	85,000	88,931
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	335,000	341,812
		24,707,171
Technology (0.8%)
Alphabet, Inc. sr. unsec. notes 3.625%, 5/19/21	494,000	506,509
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	305,000	287,767
Analog Devices, Inc. sr. unsec. unsub. notes 2.85%, 3/12/20	515,000	515,166
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	655,000	698,702
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	150,000	154,890
Apple, Inc. sr. unsec. notes 2.85%, 5/6/21	70,000	70,461
Apple, Inc. sr. unsec. notes 2.10%, 5/6/19	2,325,000	2,323,770
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	262,000	285,203
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	314,000	319,109
Avaya, Inc. 144A escrow notes 7.00%, 4/1/20 F	305,000	—
Banff Merger Sub, Inc. 144A sr. unsec. notes 9.75%, 9/1/26	395,000	383,150
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	785,000	749,930
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	705,000	647,762
Cisco Systems, Inc. sr. unsec. unsub. notes 2.50%, 9/20/26	300,000	292,038
Cisco Systems, Inc. sr. unsec. unsub. notes 2.20%, 2/28/21	253,000	251,326
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	1,611,000	1,732,713
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	250,000	265,088
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	187,000	225,703
Fidelity National Information Services, Inc. sr. unsec. notes
3.00%, 8/15/26	60,000	57,483
Fidelity National Information Services, Inc. sr. unsec. sub. notes
Ser. 10Y, 4.25%, 5/15/28	218,000	224,137
First Data Corp. 144A notes 5.75%, 1/15/24	400,000	411,300
First Data Corp. 144A sr. notes 5.375%, 8/15/23	180,000	183,825
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	510,000	525,331
Google, LLC sr. unsec. notes 3.375%, 2/25/24	335,000	348,320
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	390,000	378,613
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	78,000	69,489
Infor Software Parent, LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡	480,000	479,544
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	255,000	258,506
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	465,000	578,871
Microchip Technology, Inc. 144A company guaranty sr. notes
4.333%, 6/1/23	835,000	848,265

56 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.9%)* cont.	amount	Value
Technology cont.
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	$930,000	$901,627
Microsoft Corp. sr. unsec. unsub. notes 5.30%, 2/8/41	60,000	74,463
Microsoft Corp. sr. unsec. unsub. notes 4.20%, 6/1/19	250,000	250,630
Microsoft Corp. sr. unsec. unsub. notes 3.70%, 8/8/46	194,000	197,961
Microsoft Corp. sr. unsec. unsub. notes 2.40%, 2/6/22	84,000	83,880
Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	1,650,000	1,610,586
Oracle Corp. sr. unsec. notes 2.50%, 5/15/22	16,000	15,943
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	550,000	532,048
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	355,000	353,136
Oracle Corp. sr. unsec. unsub. notes 2.25%, 10/8/19	1,875,000	1,871,001
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	200,000	201,000
Qorvo, Inc. 144A sr. unsec. notes 5.50%, 7/15/26	175,000	180,705
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	660,000	690,846
Solera, LLC/Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	130,000	140,910
SS&C Technologies, Inc. 144A company guaranty sr. unsec. notes
5.50%, 9/30/27	160,000	161,600
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	470,000	473,525
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	425,000	408,531
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	125,000	120,166
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	945,000	902,475
		23,244,004
Transportation (—%)
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	240,000	236,903
Delta Air Lines, Inc. sr. notes Ser. A, 7.75%, 12/17/19	51,742	53,176
FedEx Corp. company guaranty sr. unsec. unsub. notes
2.625%, 8/1/22	45,000	44,529
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	113,000	108,145
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
notes 3.90%, 2/1/24	210,000	211,791
United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 14-2, Class A, 3.75%, 9/3/26	132,238	133,057
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	356,000	357,780
		1,145,381
Utilities and power (0.4%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.50%, 4/15/25	435,000	451,313
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.125%, 9/1/27	470,000	488,889
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.875%, 5/15/23	59,000	59,738
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.50%, 3/15/23	105,000	106,050
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J,
4.30%, 12/1/28	510,000	541,175
American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	465,000	508,390
Arizona Public Services Co. sr. unsec. notes 4.50%, 4/1/42	35,000	36,909

Dynamic Asset Allocation Growth Fund 57

	Principal
CORPORATE BONDS AND NOTES (9.9%)* cont.	amount	Value
Utilities and power cont.
Berkshire Hathaway Energy Co. sr. unsec. bonds 3.80%, 7/15/48	$355,000	$339,128
Berkshire Hathaway Energy Co. sr. unsec. unsub. bonds
6.125%, 4/1/36	7,000	8,792
Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	240,000	238,800
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	145,000	144,275
Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	34,000	34,765
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	30,000	32,867
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	130,000	133,293
Consolidated Edison, Inc. sr. unsec. unsub. notes Ser. A,
2.00%, 3/15/20	390,000	386,671
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	445,000	436,474
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	385,000	399,678
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	5,000	6,579
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	210,000	218,950
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	700,000	682,234
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	865,000	977,103
GenOn Energy, Inc./NRG Americas, Inc. company guaranty sub.
FRN (BBA LIBOR USD 6 Month + 6.50%), 9.392%, 12/1/23	31,001	30,768
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	240,000	241,224
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	255,000	269,767
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	270,000	272,317
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	155,000	156,775
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	625,000	626,203
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes
Ser. GMTN, 7.75%, 1/15/32	157,000	204,920
MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	235,000	298,661
NextEra Energy Capital Holdings, Inc. company guaranty jr. unsec.
sub. FRB 4.80%, 12/1/77	360,000	322,200
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	185,000	203,500
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	285,000	306,731
NRG Energy, Inc. company guaranty sr. unsec. notes
5.75%, 1/15/28	100,000	106,000
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%,
10/15/22 (Canada)	205,000	202,586
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	45,000	54,370
Oncor Electric Delivery Co., LLC sr. notes 4.10%, 6/1/22	80,000	83,165
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	405,000	406,652
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	170,000	174,577

58 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.9%)* cont.	amount	Value
Utilities and power cont.
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.40%, 6/1/23	$15,000	$15,066
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	75,000	91,074
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20 F	90,000	360
Toledo Edison Co. (The) sr. mtge. bonds 7.25%, 5/1/20	20,000	20,821
Vistra Energy Corp. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	64,000	67,681
Vistra Energy Corp. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	135,000	147,150
Vistra Operations Co., LLC 144A sr. unsec. notes 5.625%, 2/15/27	135,000	140,400
Vistra Operations Co., LLC 144A sr. unsec. notes 5.50%, 9/1/26	295,000	306,800
		10,981,841
Total corporate bonds and notes (cost $278,210,614)		$279,826,880

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (4.7%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (1.2%)
Government National Mortgage Association Pass-Through Certificates
4.70%, with due dates from 5/20/67 to 8/20/67	$215,564	$235,100
4.627%, 6/20/67	101,762	110,539
4.508%, 3/20/67	97,433	105,106
4.00%, with due dates from 3/15/46 to 3/20/46	850,125	882,821
3.50%, with due dates from 7/20/47 to 11/20/47	31,675,716	32,373,975
		33,707,541
U.S. Government Agency Mortgage Obligations (3.5%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, with due dates from 9/1/45 to 5/1/48	9,677,000	9,981,730
3.00%, 2/1/47	859,877	856,720
2.50%, 5/1/28 [i]	80,400	80,446
Federal National Mortgage Association Pass-Through Certificates
6.00%, TBA, 4/1/49	5,000,000	5,393,360
4.50%, with due dates from 2/1/39 to 4/1/39	53,621	56,902
4.00%, TBA, 4/1/49	12,000,000	12,341,251
4.00%, with due dates from 8/1/47 to 1/1/57	9,017,008	9,320,505
3.50%, with due dates from 12/1/47 to 6/1/56	27,916,280	28,348,542
3.00%, with due dates from 4/1/46 to 3/1/47	17,704,917	17,647,091
3.00%, TBA, 4/1/34	5,000,000	5,043,750
3.00%, 12/1/31	9,136,502	9,230,188
		98,300,485
Total U.S. government and agency mortgage obligations (cost $132,394,118)		$132,008,026

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Bonds 2.50%, 2/15/46 [i]	$135,000	$127,397
U.S. Treasury Notes
1.625%, 5/15/26 [i]	12,000	11,518
1.625%, 2/15/26 [i]	132,000	126,382
Total U.S. treasury obligations (cost $265,297)		$265,297

Dynamic Asset Allocation Growth Fund 59

	Principal
MORTGAGE-BACKED SECURITIES (1.9%)*	amount	Value
Agency collateralized mortgage obligations (0.5%)
Bellemeade Re, Ltd. 144A
FRB Ser. 17-1, Class M1, (1 Month US LIBOR + 1.70%), 4.186%,
10/25/27 (Bermuda)	$444,037	$453,805
FRB Ser. 18-2A, Class M1B, (1 Month US LIBOR + 1.35%), 3.836%,
8/25/28 (Bermuda)	463,000	463,695
Eagle RE, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.70%), 4.186%, 11/25/28	660,000	665,981
Federal Home Loan Mortgage Corporation
IFB Ser. 3072, Class SM, ((-3.667 x 1 Month US LIBOR) + 23.80%),
14.69%, 11/15/35	53,918	78,300
IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR) + 22.28%),
14.079%, 12/15/36	29,875	39,594
IFB Ser. 3065, Class DC, ((-3 x 1 Month US LIBOR) + 19.86%),
12.409%, 3/15/35	42,541	54,206
IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR) + 16.95%),
10.597%, 6/15/34	39,450	45,151
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
(1 Month US LIBOR + 5.15%), 7.636%, 11/25/28	429,400	500,132
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 7.236%, 10/25/24	260,789	286,800
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3,
(1 Month US LIBOR + 4.65%), 7.136%, 10/25/28	250,000	278,648
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M2,
(1 Month US LIBOR + 2.85%), 5.336%, 4/25/28	1,530,487	1,567,506
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M2,
(1 Month US LIBOR + 2.60%), 5.086%, 12/25/27	491,986	497,844
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M2,
(1 Month US LIBOR + 2.20%), 4.686%, 10/25/28	178,361	179,252
IFB Ser. 3829, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.95%),
4.466%, 3/15/41	1,246,930	202,240
Structured Agency Credit Risk Debt FRN Ser. 15-HQ2, Class M2,
(1 Month US LIBOR + 1.95%), 4.436%, 5/25/25	176,225	179,087
Ser. 3326, Class WF, zero %, 10/15/35 W	1,512	1,133
Ser. 1208, Class F, PO, zero %, 2/15/22	96	92
Federal Home Loan Mortgage Corporation Structured Agency
Credit Risk Debt FRN Ser. 15-DNA3, Class M3, (1 Month US LIBOR
+ 4.70%), 7.186%, 4/25/28	540,000	624,224
Federal National Mortgage Association
IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR) + 39.90%),
24.987%, 7/25/36	14,280	23,655
IFB Ser. 06-8, Class HP, ((-3.667 x 1 Month US LIBOR) + 24.57%),
15.453%, 3/25/36	26,266	40,016
IFB Ser. 07-53, Class SP, ((-3.667 x 1 Month US LIBOR) + 24.20%),
15.086%, 6/25/37	44,170	63,300
IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR) + 20.25%),
12.794%, 8/25/35	29,570	37,423
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2,
(1 Month US LIBOR + 6.95%), 9.436%, 8/25/28	657,409	755,318
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2,
(1 Month US LIBOR + 6.75%), 9.236%, 8/25/28	1,307,223	1,514,196

60 Dynamic Asset Allocation Growth Fund

	Principal
MORTGAGE-BACKED SECURITIES (1.9%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 8.486%, 9/25/28	$575,392	$654,824
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2,
(1 Month US LIBOR + 4.90%), 7.386%, 11/25/24	258,983	289,869
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.736%, 1/25/29	460,000	505,928
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
(1 Month US LIBOR + 4.00%), 6.486%, 5/25/25	92,740	98,609
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2,
(1 Month US LIBOR + 2.90%), 5.386%, 7/25/24	302,547	316,626
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M1,
(1 Month US LIBOR + 1.35%), 3.836%, 1/25/29	17,967	17,980
FRB Ser. 01-50, Class B1, IO, 0.377%, 10/25/41 W	434,109	1,867
FRB Ser. 02-W8, Class 1, IO, 0.306%, 6/25/42 W	316,263	2,562
Ser. 01-79, Class BI, IO, 0.283%, 3/25/45 W	205,873	1,750
Ser. 03-34, Class P1, PO, zero %, 4/25/43	12,543	10,411
Government National Mortgage Association
Ser. 17-162, Class QI, IO, 5.00%, 10/20/47	1,608,477	321,695
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	467,411	100,540
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	89,481	10,206
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	100,341	19,476
IFB Ser. 13-99, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
3.562%, 6/20/43	1,248,695	220,532
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	2,855,655	298,673
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	1,482,766	148,914
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	2,171,079	135,910
Ser. 15-H25, Class BI, IO, 1.886%, 10/20/65 W	4,842,728	428,097
Ser. 15-H26, Class EI, IO, 1.746%, 10/20/65 W	2,626,797	226,955
Ser. 15-H24, Class BI, IO, 1.629%, 8/20/65 W	5,440,148	222,170
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.60%), 4.086%, 10/25/28 (Bermuda)	341,000	343,877
		12,929,069
Commercial mortgage-backed securities (0.9%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, zero %, 1/15/49 W	235,590	198
Banc of America Commercial Mortgage Trust 144A
FRB Ser. 04-4, Class XC, IO, 0.328%, 7/10/42 W	7,919	—
FRB Ser. 07-5, Class XW, IO, zero %, 2/10/51 W	792,159	8
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-5, Class XC, IO, 0.445%, 11/10/41 W	96,418	140
FRB Ser. 05-1, Class XW, IO, zero %, 11/10/42 W	879,118	9
Bear Stearns Commercial Mortgage Securities Trust FRB
Ser. 04-PR3I, Class X1, IO, zero %, 2/11/41 W	1,500	—
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.251%, 3/11/39 W	253,182	179,721
FRB Ser. 06-PW11, Class C, 5.251%, 3/11/39 (In default) † W	261,000	32,956
FRB Ser. 06-PW14, Class X1, IO, 0.269%, 12/11/38 W	174,310	1,788
CD Commercial Mortgage Trust 144A FRB Ser. 07-CD4, Class XW, IO,
0.614%, 12/11/49 W	8,086	1

Dynamic Asset Allocation Growth Fund 61

	Principal
MORTGAGE-BACKED SECURITIES (1.9%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C1, Class D, 6.07%, 4/15/44 W	$369,000	$385,317
FRB Ser. 11-C2, Class D, 5.757%, 12/15/47 W	154,000	160,115
FRB Ser. 11-C2, Class E, 5.757%, 12/15/47 W	562,000	556,156
Citigroup Commercial Mortgage Trust
Ser. 14-GC19, Class AS, 4.345%, 3/10/47	274,000	288,685
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	420,000	433,828
FRB Ser. 14-GC21, Class XA, IO, 1.214%, 5/10/47 W	3,780,714	183,890
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 12-GC8, Class XA, IO, 1.789%, 9/10/45 W	4,768,549	221,785
FRB Ser. 06-C5, Class XC, IO, 0.472%, 10/15/49 W	3,847,475	154
COMM Mortgage Trust
FRB Ser. 14-CR18, Class C, 4.731%, 7/15/47 W	354,000	364,928
Ser. 13-CR13, Class AM, 4.449%, 11/10/46 W	408,000	430,498
Ser. 12-CR2, Class AM, 3.791%, 8/15/45	341,000	349,009
FRB Ser. 14-CR17, Class XA, IO, 1.05%, 5/10/47 W	7,275,784	304,964
FRB Ser. 13-CR11, Class XA, IO, 0.953%, 8/10/50 W	7,463,754	273,263
FRB Ser. 14-UBS6, Class XA, IO, 0.944%, 12/10/47 W	6,512,426	248,684
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 6.128%, 7/10/46 W	781,000	798,695
FRB Ser. 06-C8, Class XS, IO, 0.452%, 12/10/46 W	2,331,819	89
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 07-C1, Class AX, IO, 0.458%, 2/15/40 W	2,839,433	16,504
FRB Ser. 07-C2, Class AX, IO, 0.014%, 1/15/49 W	1,233,218	3
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 1.592%, 5/15/38 W	50,664	610
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.796%, 4/15/50 W	878,000	792,808
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.339%, 8/10/44 W	1,505,000	1,557,996
GE Commercial Mortgage Corp. Trust 144A FRB Ser. 07-C1,
Class XC, IO, 0.004%, 12/10/49 W	6,305,611	4,494
GS Mortgage Securities Trust
FRB Ser. 14-GC22, Class C, 4.689%, 6/10/47 W	435,000	446,837
FRB Ser. 13-GC10, Class XA, IO, 1.516%, 2/10/46 W	4,860,724	275,992
FRB Ser. 14-GC22, Class XA, IO, 0.989%, 6/10/47 W	8,123,495	291,633
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.052%, 8/10/43 W	346,000	349,462
FRB Ser. 12-GC6, Class D, 5.652%, 1/10/45 W	40,000	40,844
FRB Ser. 11-GC3, Class C, 5.638%, 3/10/44 W	406,000	421,925
FRB Ser. 11-GC3, Class D, 5.638%, 3/10/44 W	724,000	742,491
FRB Ser. 13-GC16, Class D, 5.311%, 11/10/46 W	377,000	397,372
Ser. 11-GC5, Class AS, 5.209%, 8/10/44 W	472,000	493,346
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class C, 4.561%, 9/15/47 W	653,000	652,632
FRB Ser. 13-C17, Class XA, IO, 0.772%, 1/15/47 W	7,083,152	219,578
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-LC11, Class C, 3.958%, 4/15/46 W	297,000	297,056
FRB Ser. 13-LC11, Class XA, IO, 1.269%, 4/15/46 W	13,758,690	619,141

62 Dynamic Asset Allocation Growth Fund

	Principal
MORTGAGE-BACKED SECURITIES (1.9%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 06-CB17, Class X, IO, 0.639%, 12/12/43 W	$363,704	$4,616
FRB Ser. 06-LDP8, Class X, IO, 0.285%, 5/15/45 W	2,858,570	3,377
FRB Ser. 07-LDPX, Class X, IO, 0.007%, 1/15/49 W	1,436,448	14
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C6, Class E, 5.157%, 5/15/45 W	943,000	866,334
FRB Ser. 13-C16, Class D, 5.028%, 12/15/46 W	257,000	266,276
FRB Ser. 12-C8, Class D, 4.653%, 10/15/45 W	458,000	454,805
FRB Ser. 12-LC9, Class D, 4.383%, 12/15/47 W	165,000	166,856
FRB Ser. 05-CB12, Class X1, IO, 0.502%, 9/12/37 W	93,044	355
LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO,
0.33%, 2/15/40 W	25,725	4
LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 06-C6, Class XCL, IO, 0.686%, 9/15/39 W	2,045,209	24,978
FRB Ser. 05-C5, Class XCL, IO, 0.522%, 9/15/40 W	415,094	1,507
FRB Ser. 05-C7, Class XCL, IO, 0.319%, 11/15/40 W	167,552	186
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.128%, 4/20/48 W	1,044,000	1,002,532
Merrill Lynch Mortgage Trust 144A
FRB Ser. 04-KEY2, Class XC, IO, 0.892%, 8/12/39 W	46,366	3
FRB Ser. 05-MCP1, Class XC, IO, 0.001%, 6/12/43 W	74,640	2
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 05-C3, Class X, IO, 5.893%, 5/15/44 W	1,777	196
FRB Ser. 06-C4, Class X, IO, 5.423%, 7/15/45 W	9,720	241
Morgan Stanley Bank of America Merrill Lynch Trust
Ser. 14-C18, Class C, 4.489%, 10/15/47 W	309,000	312,932
FRB Ser. 14-C17, Class C, 4.457%, 8/15/47 W	708,000	705,416
Ser. 12-C6, Class AS, 3.476%, 11/15/45	667,000	675,462
FRB Ser. 14-C17, Class XA, IO, 1.189%, 8/15/47 W	5,448,464	239,231
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 12-C6, Class D, 4.611%, 11/15/45 W	450,000	459,070
Morgan Stanley Capital I Trust Ser. 07-HQ11, Class C,
5.558%, 2/12/44 W	115,373	31,688
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class D,
5.155%, 7/15/49 W	231,000	233,357
UBS Commercial Mortgage Trust FRB Ser. 17-C7, Class XA, IO,
1.068%, 12/15/50 W	4,194,937	286,998
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.032%, 8/10/49 W	284,000	292,851
FRB Ser. 12-C4, Class XA, IO, 1.637%, 12/10/45 W	5,120,707	242,902
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 05-C21, Class D, 5.238%, 10/15/44 W	205,418	203,559
FRB Ser. 07-C34, IO, 0.091%, 5/15/46 W	580,254	126
FRB Ser. 06-C29, IO, 0.051%, 11/15/48 W	981,358	39
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class AS, 4.287%, 7/15/46 W	319,000	331,517
FRB Ser. 13-LC12, Class C, 4.287%, 7/15/46 W	408,000	404,464
FRB Ser. 14-LC16, Class XA, IO, 1.32%, 8/15/50 W	11,282,866	462,597
FRB Ser. 16-LC25, Class XA, IO, 1.012%, 12/15/59 W	2,596,278	134,550

Dynamic Asset Allocation Growth Fund 63

	Principal
MORTGAGE-BACKED SECURITIES (1.9%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.287%, 7/15/46 W	$655,000	$591,448
WF-RBS Commercial Mortgage Trust
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46 W	315,000	329,241
Ser. 13-C11, Class AS, 3.311%, 3/15/45	280,000	281,181
FRB Ser. 14-C24, Class XA, IO, 0.87%, 11/15/47 W	9,918,303	353,340
FRB Ser. 14-C22, Class XA, IO, 0.845%, 9/15/57 W	23,091,085	818,556
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.684%, 3/15/44 W	819,000	745,536
FRB Ser. 11-C5, Class E, 5.673%, 11/15/44 W	515,000	523,733
FRB Ser. 11-C2, Class D, 5.653%, 2/15/44 W	796,000	812,582
FRB Ser. 13-C15, Class D, 4.472%, 8/15/46 W	437,000	343,123
FRB Ser. 12-C9, Class XA, IO, 1.882%, 11/15/45 W	4,277,763	250,249
FRB Ser. 12-C10, Class XA, IO, 1.562%, 12/15/45 W	3,955,527	190,989
FRB Ser. 12-C9, Class XB, IO, 0.685%, 11/15/45 W	10,038,000	229,870
		26,114,494
Residential mortgage-backed securities (non-agency) (0.5%)
Arroyo Mortgage Trust 144A Ser. 19-1, Class A3, 1.304%, 1/25/49	260,000	263,510
Banc of America Funding Trust FRB Ser. 05-B, Class 3M1, (1 Month
US LIBOR + 0.68%), 3.163%, 4/20/35	570,000	553,199
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
4.913%, 5/25/35 W	506,566	519,117
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
3.337%, 6/25/46	1,035,206	936,744
FRB Ser. 06-24CB, Class A13, (1 Month US LIBOR + 0.35%),
2.836%, 8/1/36	248,300	160,891
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.33%),
2.818%, 11/20/35	581,315	553,889
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%),
2.676%, 8/25/46	1,263,223	1,083,340
FRB Ser. 05-27, Class 1A1, 2.528%, 8/25/35 W	192,557	167,524
Federal Home Loan Mortgage Corporation Structured Agency
Credit Risk Debt FRN Ser. 17-DNA1, Class M2, (1 Month US LIBOR
+ 3.25%), 5.736%, 7/25/29	250,000	266,765
Federal Home Loan Mortgage Corporation 144A Structured
Agency Credit Risk Trust FRN Ser. 19-DNA1, Class M2, (1 Month
US LIBOR + 2.65%), 5.136%, 1/25/49	99,000	100,227
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 8.386%, 10/25/28	857,837	970,075
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 8.186%, 4/25/28	968,893	1,107,905
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 8.036%, 4/25/28	1,598,019	1,780,712
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 7.486%, 7/25/25	159,442	175,175
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
(1 Month US LIBOR + 4.30%), 6.786%, 2/25/25	157,860	170,693

64 Dynamic Asset Allocation Growth Fund

	Principal
MORTGAGE-BACKED SECURITIES (1.9%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.736%, 4/25/29	$50,000	$55,371
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 6.486%, 5/25/25	139,377	149,874
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (1 Month
US LIBOR + 0.80%), 3.286%, 2/25/34	515,323	503,255
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
4.447%, 2/25/35 W	203,055	209,843
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1,
(1 Month US LIBOR + 0.83%), 3.311%, 8/25/34	159,237	158,440
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
3.316%, 8/26/47 W	160,000	156,634
New Century Home Equity Loan Trust FRB Ser. 03-4, Class M1,
(1 Month US LIBOR + 1.13%), 3.611%, 10/25/33	224,382	225,277
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%),
3.536%, 10/25/34	410,000	404,698
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7,
Class 1A1, (1 Month US LIBOR + 0.85%), 3.336%, 5/25/47	844,166	706,389
Structured Asset Securities Corp. Mortgage Loan Trust FRB
Ser. 06-AM1, Class A4, (1 Month US LIBOR + 0.16%), 2.646%, 4/25/36	99,667	99,472
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR12, Class 1A8, 4.016%, 10/25/35 W	697,108	692,591
FRB Ser. 07-HY2, Class 1A1, 3.71%, 12/25/36 W	331,787	321,186
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR + 0.96%),
3.446%, 7/25/45	284,445	278,899
FRB Ser. 04-AR12, Class A2B, (1 Month US LIBOR + 0.92%),
3.406%, 10/25/44	504,413	494,577
FRB Ser. 05-AR11, Class A1B3, (1 Month US LIBOR + 0.40%),
2.886%, 8/25/45	436,306	427,798
		13,694,070
Total mortgage-backed securities (cost $53,186,756)		$52,737,633

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.5%)*	amount	Value
Argentina (Republic of) sr. unsec. unsub. bonds 6.625%,
7/6/28 (Argentina)	$250,000	$195,938
Argentina (Republic of) sr. unsec. unsub. notes 7.50%,
4/22/26 (Argentina)	1,935,000	1,632,656
Argentina (Republic of) 144A sr. unsec. notes 7.125%,
8/1/27 (Argentina)	185,000	132,275
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.625%,
1/13/28 (Brazil)	525,000	528,602
Brazil (Federal Republic of) sr. unsec. unsub. notes 6.00%,
4/7/26 (Brazil)	920,000	1,020,050
Brazil (Federal Republic of) sr. unsec. unsub. notes 4.25%,
1/7/25 (Brazil)	390,000	396,338
Buenos Aires (Province of) sr. unsec. unsub. bonds Ser. REGS,
7.875%, 6/15/27 (Argentina)	400,000	293,000

Dynamic Asset Allocation Growth Fund 65

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.5%)* cont.	amount	Value
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%,
1/26/21 (Argentina)	$153,333	$148,542
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.125%,
3/16/24 (Argentina)	944,000	788,928
Colombia (Republic of) sr. unsec. notes 3.875%,
4/25/27 (Colombia)	820,000	831,792
Cordoba (Province of) sr. unsec. unsub. notes Ser. REGS, 7.45%,
9/1/24 (Argentina)	675,000	545,063
Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)	189,000	163,770
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%,
1/8/26 (Indonesia)	925,000	975,875
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)	200,000	211,244
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)	690,000	712,420
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)	285,000	284,997
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 6/15/33 (Ivory Coast)	375,000	345,000
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%,
7/23/24 (Ivory Coast)	350,000	341,250
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)	1,141,000	1,251,300
Russia (Federation of) 144A sr. unsec. unsub. bonds 4.375%,
3/21/29 (Russia)	600,000	585,750
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27
(South Africa)	360,000	350,384
Turkey (Republic of) unsec. bonds Ser. REGS, 6.25%,
5/23/33 (Senegal)	275,000	257,813
United Mexican States sr. unsec. unsub. notes 4.15%,
3/28/27 (Mexico)	865,000	879,609
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela)
(In default) †	460,000	135,125
Venezuela (Republic of) sr. unsec. unsub. notes 8.25%, 10/13/24
(Venezuela) (In default) †	745,000	217,913
Total foreign government and agency bonds and notes (cost $13,842,002)		$13,225,634

	Principal
ASSET-BACKED SECURITIES (0.4%)*	amount	Value
loanDepot Station Place Agency Securitization Trust 144A FRB
Ser. 17-LD1, Class A, (1 Month US LIBOR + 0.80%), 3.286%, 11/25/50	$1,271,000	$1,271,000
Mello Warehouse Securitization Trust 144A FRB Ser. 18-W1,
Class A, (1 Month US LIBOR + 0.85%), 3.336%, 11/25/51	314,000	314,000
Station Place Securitization Trust 144A
FRB Ser. 18-1, Class A, (1 Month US LIBOR + 0.90%),
3.381%, 4/24/19	2,690,000	2,690,000
FRB Ser. 18-8, Class A, (1 Month US LIBOR + 0.70%),
3.181%, 2/24/20	2,129,000	2,129,000
FRB Ser. 18-5, Class A, (1 Month US LIBOR + 0.70%),
3.181%, 9/24/19	1,945,000	1,945,000
FRB Ser. 18-3, Class A, (1 Month US LIBOR + 0.70%),
3.181%, 7/24/19	2,117,000	2,117,000

66 Dynamic Asset Allocation Growth Fund

	Principal
ASSET-BACKED SECURITIES (0.4%)* cont.	amount	Value
Toorak Mortgage Corp. 144A Ser. 19-1, Class A1, 4.336%, 3/25/22	$570,000	$570,000
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month
US LIBOR + 0.60%), 3.09%, 1/25/46	1,056,692	1,046,256
Total asset-backed securities (cost $12,088,441)		$12,082,256

	Expiration	Strike
WARRANTS (0.4%)* †	date	price	Warrants	Value
Al Rajhi Bank 144A (Saudi Arabia)	12/16/21	$0.00	53,595	$1,523,385
Bupa Arabia for Cooperative Insurance Co. 144A
(Saudi Arabia)	12/16/21	0.00	69,533	1,540,707
Focus Media Information Technology Co., Ltd.
144A (China)	1/16/20	0.00	1,175,100	1,096,377
Jarir Marketing Co. 144A (Saudi Arabia)	1/20/22	0.00	20,105	847,012
National Bank of Kuwait SAKP 144A (Kuwait)	1/16/20	0.00	635,894	1,882,086
Samba Financial Group 144A (Saudi Arabia)	12/16/21	0.00	91,072	932,490
Wuliangye Yibin Co., Ltd. 144A (China)	4/12/19	0.00	195,200	2,759,442
Total warrants (cost $9,453,074)				$10,581,499

	Principal
SENIOR LOANS (0.1%)*c	amount	Value
Avaya, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.25%), 6.778%, 12/15/24	$334,641	$332,717
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.956%, 6/21/24	433,400	414,981
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 7.037%, 12/31/22	205,000	200,900
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 6.633%, 5/5/24	89,012	88,122
Eagleclaw Midstream Ventures, LLC bank term loan FRN (BBA
LIBOR USD 3 Month + 4.25%), 6.879%, 6/30/24	208,237	195,092
FTS International, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.75%), 7.243%, 4/16/21	88,910	88,577
Gates Global, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 5.249%, 3/31/24	123,905	122,400
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 9.25%), 11.727%, 5/21/24	265,000	252,413
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 7.761%, 10/16/23	131,010	129,864
KCA Deutag US Finance, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 6.75%), 9.553%, 3/21/23	95,637	81,411
Keane Group Holdings, LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.75%), 6.313%, 5/25/25	435	417
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 5.89%, 11/6/24	539,301	536,380
Neiman Marcus Group, Ltd., Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.25%), 5.763%, 10/25/20	192,392	178,284
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.738%, 11/3/23	53,893	50,323
Revlon Consumer Products Corp. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.50%), 6.128%, 9/7/23	177,383	127,893
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 10.50%, 2/28/26	170,000	147,050

Dynamic Asset Allocation Growth Fund 67

	Principal
SENIOR LOANS (0.1%)*c cont.	amount	Value
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.50%), 6.00%, 2/28/25	$168,225	$157,711
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 5.499%, 3/28/25	400,838	371,377
Total senior loans (cost $3,640,183)		$3,475,912

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
EPR Properties Ser. C, $1.438 cv. pfd. R	7,578	$238,631
Nine Point Energy 6.75% cv. pfd.	34	39,997
Total convertible preferred stocks (cost $172,507)		$278,628

PREFERRED STOCKS (—%)*	Shares	Value
GMAC Capital Trust I Ser. 2, $1.91 cum. ARP	6,720	$174,989
Total preferred stocks (cost $168,119)		$174,989

PURCHASED OPTIONS	Expiration
OUTSTANDING (—%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Bank of America N.A.
GBP/USD (Call)	Jul-19/$1.37	22,335,845	GBP	17,149,100	$141,096
Goldman Sachs International
USD/CNH (Call)	Apr-19/CNH 7.00	24,280,900		24,280,900	24
Total purchased options outstanding (cost $603,733)					$141,120

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$120,000	$101,940
Total convertible bonds and notes (cost $111,908)		$101,940

	Principal amount/
SHORT-TERM INVESTMENTS (16.3%)*		shares	Value
Atlantic Asset Securitization, LLC asset backed commercial paper
2.831%, 4/8/19		$14,000,000	$13,990,472
Barclays Bank PLC CCP commercial paper 2.558%, 4/15/19		20,000,000	19,976,928
CAFCO, LLC asset backed commercial paper 2.577%, 6/21/19		12,106,000	12,034,817
Gotham Funding Corp. asset backed commercial paper
2.509%, 4/30/19		11,000,000	10,975,820
Gotham Funding Corp. asset backed commercial paper
2.510%, 5/1/19		10,500,000	10,476,178
Liberty Street Funding, LLC asset backed commercial paper
2.557%, 6/13/19		6,000,000	5,968,282
Liberty Street Funding, LLC asset backed commercial paper
2.556%, 6/4/19		12,000,000	11,943,876
Manhattan Asset Funding Co., LLC asset backed commercial
paper 2.541%, 5/23/19		12,750,000	12,701,068
Nationwide Building Society commercial paper 2.805%, 5/10/19		3,750,000	3,739,045
Nestle Finance International, Ltd. commercial paper
2.455%, 4/12/19		10,000,000	9,990,709
Putnam Cash Collateral Pool, LLC 2.86% [d]	Shares	40,654,485	40,654,485
Putnam Short Term Investment Fund 2.64% L	Shares	238,160,977	238,160,977
Regency Markets No. 1, LLC asset backed commercial paper
2.505%, 4/4/19		$14,000,000	13,994,283

68 Dynamic Asset Allocation Growth Fund

	Principal amount/
SHORT-TERM INVESTMENTS (16.3%)* cont.		shares	Value
Simon Property Group LP commercial paper 2.525%, 5/28/19		$11,000,000	$10,953,800
Societe Generale SA commercial paper 2.779%, 4/3/19		8,775,000	8,772,057
State Street Institutional U.S. Government Money Market Fund,
Premier Class 2.39% P	Shares	815,000	815,000
Thunder Bay Funding, LLC asset backed commercial paper
2.456%, 4/12/19		$12,750,000	12,737,852
U.S. Treasury Bills 2.548%, 6/13/19 #		431,002	428,935
U.S. Treasury Bills 2.543%, 6/6/19 # ∆ §		1,504,000	1,497,493
U.S. Treasury Bills 2.528%, 6/20/19 # §		470,000	467,532
U.S. Treasury Bills 2.520%, 6/27/19 # ∆ §		248,001	246,592
U.S. Treasury Bills 2.479%, 4/11/19 ∆		434,000	433,714
U.S. Treasury Bills 2.473%, 7/25/19 # §		3,914,001	3,884,444
U.S. Treasury Bills 2.465%, 4/18/19 ∆ §		565,001	564,368
U.S. Treasury Bills 2.464%, 7/18/19 # ∆ §		1,295,000	1,285,827
U.S. Treasury Bills 2.459%, 8/1/19 # ∆ §		5,785,001	5,738,557
U.S. Treasury Bills 2.456%, 5/9/19 # §		5,109,001	5,096,245
U.S. Treasury Bills 2.434%, 5/16/19 # ∆		1,507,001	1,502,549
U.S. Treasury Bills 2.417%, 5/23/19 # §		3,762,999	3,750,254
Total short-term investments (cost $462,806,324)			$462,782,159

TOTAL INVESTMENTS
Total investments (cost $2,671,200,660)			$2,901,370,025

Key to holding’s currency abbreviations

CNH	Chinese Yuan (Offshore)
EUR	Euro
GBP	British Pound
USD/$	United States Dollar

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
BKNT	Bank Note
bp	Basis Points
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company

Dynamic Asset Allocation Growth Fund 69

OTC	Over-the-counter
PJSC	Public Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2018 through March 31, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $2,837,146,375.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $9,348, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $18,368,698 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,029,993 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $4,905,497 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

70 Dynamic Asset Allocation Growth Fund

At the close of the reporting period, the fund maintained liquid assets totaling $73,915,273 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	74.7%	Hong Kong	0.8%
Japan	4.6	Netherlands	0.7
United Kingdom	3.8	Spain	0.7
France	1.8	Sweden	0.7
China	1.5	Taiwan	0.6
Switzerland	1.5	Brazil	0.5
Canada	1.2	India	0.5
Australia	1.2	Other	4.3
Germany	0.9	Total	100.0%

FORWARD CURRENCY CONTRACTS at 3/31/19 (aggregate face value $389,499,956) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N. A.
	Australian Dollar	Buy	4/17/19	$8,990,567	$8,980,603	$9,964
	Brazilian Real	Buy	4/2/19	2,611,899	2,694,307	(82,408)
	Brazilian Real	Sell	4/2/19	2,611,899	2,674,784	62,885
	British Pound	Sell	6/19/19	3,709,778	3,753,715	43,937
	Canadian Dollar	Sell	4/17/19	2,121,053	1,986,309	(134,744)
	Euro	Buy	6/19/19	1,745,882	1,775,368	(29,486)
	Japanese Yen	Sell	5/15/19	24,631	20,737	(3,894)
	New Zealand Dollar	Buy	4/17/19	5,483,678	5,460,777	22,901
	New Zealand Dollar	Sell	4/17/19	5,483,678	5,487,090	3,412
Barclays Bank PLC
	Australian Dollar	Buy	4/17/19	1,396,528	1,396,071	457
	Australian Dollar	Sell	4/17/19	1,396,528	1,404,441	7,913
	Canadian Dollar	Sell	4/17/19	11,019,250	11,112,137	92,887
	Euro	Sell	6/19/19	5,567,919	5,662,382	94,463
	Hong Kong Dollar	Sell	5/15/19	10,262,489	10,287,713	25,224
	Japanese Yen	Buy	5/15/19	177,076	131,619	45,457
	New Zealand Dollar	Buy	4/17/19	5,639,263	5,623,618	15,645
	New Zealand Dollar	Sell	4/17/19	5,639,263	5,637,735	(1,528)
	Norwegian Krone	Buy	6/19/19	3,765,614	3,797,434	(31,820)
	Swedish Krona	Buy	6/19/19	2,872,009	2,855,391	16,618
	Swiss Franc	Buy	6/19/19	5,163,418	5,164,953	(1,535)

Dynamic Asset Allocation Growth Fund 71

FORWARD CURRENCY CONTRACTS at 3/31/19 (aggregate face value $389,499,956) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Citibank, N.A.
	Australian Dollar	Buy	4/17/19	$9,357,775	$9,327,446	$30,329
	Canadian Dollar	Sell	4/17/19	4,133,707	4,186,426	52,719
	Danish Krone	Buy	6/19/19	6,091,484	6,201,880	(110,396)
	Euro	Sell	6/19/19	5,313,523	5,403,976	90,453
	Japanese Yen	Sell	5/15/19	6,315,350	6,464,340	148,990
	New Zealand Dollar	Sell	4/17/19	426,019	440,213	14,194
	Norwegian Krone	Buy	6/19/19	182,576	184,128	(1,552)
Credit Suisse International
	Australian Dollar	Buy	4/17/19	5,514,659	5,569,222	(54,563)
	Canadian Dollar	Sell	4/17/19	5,634,681	5,644,531	9,850
	Euro	Sell	6/19/19	475,708	483,804	8,096
	Japanese Yen	Sell	5/15/19	1,465,340	1,496,477	31,137
Goldman Sachs International
	Australian Dollar	Buy	4/17/19	6,755,426	6,801,365	(45,939)
	Brazilian Real	Buy	4/2/19	5,384,270	5,521,533	(137,263)
	Brazilian Real	Sell	4/2/19	5,384,270	5,430,651	46,381
	Euro	Sell	6/19/19	5,117,617	5,204,902	87,285
	Japanese Yen	Sell	5/15/19	6,461,204	6,560,055	98,851
	New Zealand Dollar	Sell	4/17/19	2,831,587	2,805,503	(26,084)
	Norwegian Krone	Buy	6/19/19	19,745,856	19,908,861	(163,005)
HSBC Bank USA, National Association
	Australian Dollar	Buy	4/17/19	8,642,110	8,626,749	15,361
	British Pound	Buy	6/19/19	4,902,874	4,995,193	(92,319)
	Canadian Dollar	Sell	4/17/19	5,915	18,488	12,573
	Chinese Yuan (Offshore)	Buy	5/15/19	9,298,549	9,228,822	69,727
	Euro	Sell	6/19/19	7,021,127	7,139,983	118,856
	Japanese Yen	Buy	5/15/19	510,610	471,623	38,987
	New Zealand Dollar	Buy	4/17/19	2,796,437	2,805,383	(8,946)
	New Zealand Dollar	Sell	4/17/19	2,796,437	2,768,350	(28,087)
	Norwegian Krone	Sell	6/19/19	1,570,316	1,576,466	6,150
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/17/19	4,796,863	4,725,734	71,129
	British Pound	Buy	6/19/19	5,572,838	5,669,058	(96,220)
	Canadian Dollar	Sell	4/17/19	9,199,739	9,173,917	(25,822)
	Euro	Sell	6/19/19	7,692,515	7,868,937	176,422
	Japanese Yen	Buy	5/15/19	2,918,023	2,847,858	70,165
	New Zealand Dollar	Buy	4/17/19	2,833,902	2,826,082	7,820
	New Zealand Dollar	Sell	4/17/19	2,833,902	2,866,307	32,405
	Norwegian Krone	Sell	6/19/19	1,000,854	1,009,809	8,955
	Singapore Dollar	Buy	5/15/19	2,526,967	2,539,811	(12,844)
	South Korean Won	Buy	5/15/19	5,717,584	5,804,386	(86,802)
	Swedish Krona	Sell	6/19/19	7,579,895	7,641,914	62,019
	Swiss Franc	Buy	6/19/19	5,146,523	5,147,376	(853)

72 Dynamic Asset Allocation Growth Fund

FORWARD CURRENCY CONTRACTS at 3/31/19 (aggregate face value $389,499,956) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
NatWest Markets PLC
	Australian Dollar	Buy	4/17/19	$12,751,860	$12,698,555	$53,305
	Canadian Dollar	Sell	4/17/19	5,386,440	5,436,242	49,802
	Euro	Sell	6/19/19	8,442,605	8,552,777	110,172
	Japanese Yen	Sell	5/15/19	4,532,095	4,545,957	13,862
	New Zealand Dollar	Buy	4/17/19	2,844,529	2,830,730	13,799
	New Zealand Dollar	Sell	4/17/19	2,844,529	2,841,402	(3,127)
	Norwegian Krone	Buy	6/19/19	4,466	14,004	(9,538)
State Street Bank and Trust Co.
	Australian Dollar	Buy	4/17/19	1,575,303	1,531,719	43,584
	British Pound	Sell	6/19/19	2,831,266	2,832,480	1,214
	Canadian Dollar	Sell	4/17/19	3,876,407	3,660,558	(215,849)
	Euro	Sell	6/19/19	3,579,610	3,640,464	60,854
	Japanese Yen	Sell	5/15/19	8,608,530	8,741,726	133,196
	New Zealand Dollar	Sell	4/17/19	544,002	552,323	8,321
	Norwegian Krone	Buy	6/19/19	9,747,433	9,828,936	(81,503)
	Swedish Krona	Sell	6/19/19	4,490,148	4,495,361	5,213
UBS AG
	Australian Dollar	Buy	4/17/19	9,911,358	9,863,003	48,355
	Canadian Dollar	Sell	4/17/19	2,616,787	2,636,382	19,595
	Euro	Sell	6/19/19	7,702,565	7,817,364	114,799
	Japanese Yen	Sell	5/15/19	2,418,730	2,550,708	131,978
WestPac Banking Corp.
	Australian Dollar	Buy	4/17/19	5,458,122	5,505,224	(47,102)
	Canadian Dollar	Buy	4/17/19	1,375,656	1,373,150	2,506
	Canadian Dollar	Sell	4/17/19	1,375,656	1,387,767	12,111
	Euro	Sell	6/19/19	1,390,992	1,414,512	23,520
	New Zealand Dollar	Buy	4/17/19	2,733,971	2,727,767	6,204
	New Zealand Dollar	Sell	4/17/19	2,733,971	2,726,102	(7,869)
Unrealized appreciation						2,603,007
Unrealized (depreciation)						(1,541,098)
Total						$1,061,909

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 3/31/19 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Russell 2000 Index E-Mini (Long)	1,799	$138,499,460	$138,864,810	Jun-19	$129,744
S&P 500 Index E-Mini (Long)	1,309	185,511,480	185,734,010	Jun-19	2,905,758
S&P Mid Cap 400 Index E-Mini (Long)	316	59,922,132	60,071,600	Jun-19	433,514
U.S. Treasury Bond 30 yr (Long)	77	11,523,531	11,523,531	Jun-19	358,213
U.S. Treasury Bond Ultra 30 yr (Long)	151	25,368,000	25,368,000	Jun-19	1,043,792
U.S. Treasury Bond Ultra 30 yr (Short)	6	1,008,000	1,008,000	Jun-19	(41,309)
U.S. Treasury Note 2 yr (Long)	282	60,092,438	60,092,437	Jun-19	265,452

Dynamic Asset Allocation Growth Fund 73

FUTURES CONTRACTS OUTSTANDING at 3/31/19 (Unaudited) cont.
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
U.S. Treasury Note 2 yr (Short)	212	$45,175,875	$45,175,875	Jun-19	$(192,549)
U.S. Treasury Note 5 yr (Long)	521	60,346,453	60,346,453	Jun-19	648,005
U.S. Treasury Note 5 yr (Short)	401	46,447,078	46,447,078	Jun-19	(492,654)
U.S. Treasury Note 10 yr (Long)	240	29,812,500	29,812,500	Jun-19	501,231
U.S. Treasury Note 10 yr (Short)	1,831	227,444,531	227,444,531	Jun-19	(3,842,241)
U.S. Treasury Note Ultra 10 yr (Long)	6	796,688	796,688	Jun-19	18,363
Unrealized appreciation					6,304,072
Unrealized (depreciation)					(4,568,753)
Total					$1,735,319

WRITTEN OPTIONS OUTSTANDING at 3/31/19 (premiums $185,090) (Unaudited)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Bank of America N.A.
GBP/USD (Call)	Jul-19/$1.47	$33,503,768	GBP 25,723,650	$9,716
Goldman Sachs International
USD/CNH (Call)	Apr-19/CNH 7.20	24,280,900	$24,280,900	24
Total				$9,740

TBA SALE COMMITMENTS OUTSTANDING at 3/31/19 (proceeds receivable $11,882,148) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value
Federal National Mortgage Association, 3.50%, 4/1/49	$3,000,000	4/10/19	$3,040,313
Federal National Mortgage Association, 3.00%, 4/1/49	8,000,000	4/10/19	7,963,124
Government National Mortgage Association, 4.00%, 4/1/49	1,000,000	4/17/19	1,032,500
Total			$12,035,937

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/19 (Unaudited)
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$29,083,900	$119,389 E	$(152,297)	6/19/21	3 month USD-	2.55% —	$(32,908)
				LIBOR-BBA —	Semiannually
				Quarterly
75,737,800	310,904 E	396,841	6/19/21	2.55% —	3 month USD-	85,937
				Semiannually	LIBOR-BBA —
					Quarterly
15,497,400	162,692 E	(197,503)	6/19/24	3 month USD-	2.50% —	(34,811)
				LIBOR-BBA —	Semiannually
				Quarterly
23,659,800	248,381 E	301,073	6/19/24	2.50% —	3 month USD-	52,692
				Semiannually	LIBOR-BBA —
					Quarterly
7,912,500	165,561 E	(190,840)	6/19/29	3 month USD-	2.65% —	(25,279)
				LIBOR-BBA —	Semiannually
				Quarterly

74 Dynamic Asset Allocation Growth Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/19 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$34,284,800	$717,375 E	$825,894	6/19/29	2.65% —	3 month USD-	$108,253
				Semiannually	LIBOR-BBA —
					Quarterly
6,070,100	280,390 E	(307,270)	6/19/49	3 month USD-	2.80% —	(26,880)
				LIBOR-BBA —	Semiannually
				Quarterly
2,574,100	118,903 E	130,185	6/19/49	2.80% —	3 month USD-	11,282
				Semiannually	LIBOR-BBA —
					Quarterly
Total		$806,083				$138,286

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/19 (Unaudited)
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$106,279	$106,802	$—	1/12/40	4.50% (1 month	Synthetic MBX	$617
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
680,840	686,714	—	1/12/41	5.00% (1 month	Synthetic MBX	6,614
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
200,931	202,433	—	1/12/40	5.00% (1 month	Synthetic MBX	1,722
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
23,757	23,811	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(89)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
231,616	232,186	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(944)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
8,198	7,932	—	1/12/43	3.50% (1 month	Synthetic TRS	(198)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
118,536	114,668	—	1/12/41	4.00% (1 month	Synthetic TRS	(2,788)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
7,148	6,895	—	1/12/42	4.00% (1 month	Synthetic TRS	(190)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Dynamic Asset Allocation Growth Fund 75

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/19 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$30,916	$29,560	$—	1/12/41	(5.00%) 1 month	Synthetic TRS	$1,030
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
314	310	—	1/12/38	6.50% (1 month	Synthetic TRS	(1)
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
141,367,846	141,591,363		11/26/19	(3 month USD-	A basket	584,082
				LIBOR-BBA	(CGPUTQL2) of
				plus 0.34%) —	common stocks —
				Quarterly	Quarterly*
123,018,665	123,232,441	—	11/26/19	3 month USD-	Russell 1000 Total	(195,700)
				LIBOR-BBA plus	Return Index —
				0.09% — Quarterly	Quarterly
261,663	263,921	—	1/12/41	5.00% (1 month	Synthetic MBX	2,542
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Credit Suisse International
920,729	923,331	—	1/12/41	4.50% (1 month	Synthetic MBX Index	3,410
				USD-LIBOR) —	4.50% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
21,127	19,764	—	1/12/45	3.50% (1 month	Synthetic TRS	(1,189)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
13,290	13,323	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(54)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
15,961	16,000	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(65)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
301,271	302,011	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,227)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
73,766	70,977	—	1/12/40	4.00% (1 month	Synthetic TRS	(2,090)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

76 Dynamic Asset Allocation Growth Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/19 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$17,697	$17,071	$—	1/12/42	4.00% (1 month	Synthetic TRS	$(470)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
17,697	17,071	—	1/12/42	4.00% (1 month	Synthetic TRS	(470)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
11,136	10,981	—	1/12/39	6.00% (1 month	Synthetic TRS	(28)
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
2,084	2,055	—	1/12/38	6.50% (1 month	Synthetic TRS	(5)
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Securities LLC
42,541	41,038	—	1/12/42	(4.00%) 1 month	Synthetic TRS	1,130
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
118,536	114,668	—	1/12/41	(4.00%) 1 month	Synthetic TRS	2,788
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		603,935
Upfront premium (paid)		—		Unrealized (depreciation)		(205,508)
Total		$—		Total		$398,427

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (CGPUTQL2) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
JPMorgan Chase & Co.	Financials	35,288	$3,572,186	2.52%
Alphabet, Inc. Class A	Communication Services	3,032	3,568,734	2.52%
Intuit, Inc.	Information Technology	11,195	2,926,438	2.07%
Starbucks Corp.	Consumer Discretionary	37,493	2,787,257	1.97%
Apple, Inc.	Information Technology	14,481	2,750,724	1.94%
Mondelez International, Inc. Class A	Consumer Staples	53,247	2,658,082	1.88%
TJX Cos., Inc. (The)	Consumer Discretionary	49,711	2,645,130	1.87%
Microsoft Corp.	Information Technology	22,425	2,644,817	1.87%
Automatic Data Processing, Inc.	Information Technology	16,543	2,642,528	1.87%
Texas Instruments, Inc.	Information Technology	24,221	2,569,105	1.81%
Lowe’s Cos., Inc.	Consumer Discretionary	22,262	2,437,052	1.72%
Exelon Corp.	Utilities	47,556	2,383,965	1.68%
American Electric Power Co., Inc.	Utilities	27,731	2,322,498	1.64%

Dynamic Asset Allocation Growth Fund 77

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Raytheon Co.	Industrials	12,339	$2,246,730	1.59%
Coca-Cola Co. (The)	Consumer Staples	47,033	2,203,946	1.56%
Exxon Mobil Corp.	Energy	27,222	2,199,503	1.55%
Cognizant Technology Solutions Corp.	Information Technology	30,056	2,177,572	1.54%
Class A
TWDC Enterprises 18 Corp.	Communication Services	19,133	2,124,307	1.50%
Honeywell International, Inc.	Industrials	13,363	2,123,704	1.50%
Norfolk Southern Corp.	Industrials	10,736	2,006,435	1.42%
Occidental Petroleum Corp.	Energy	30,240	2,001,888	1.41%
Northrop Grumman Corp.	Industrials	7,384	1,990,703	1.41%
Humana, Inc.	Health Care	7,268	1,933,377	1.37%
American Express Co.	Financials	17,679	1,932,334	1.36%
Johnson & Johnson	Health Care	13,444	1,879,316	1.33%
Cisco Systems, Inc.	Information Technology	33,934	1,832,086	1.29%
Amazon.com, Inc.	Consumer Discretionary	1,002	1,784,111	1.26%
Omnicom Group, Inc.	Communication Services	23,409	1,708,589	1.21%
Comerica, Inc.	Financials	22,345	1,638,364	1.16%
Verizon Communications, Inc.	Communication Services	27,357	1,617,634	1.14%
Fidelity National Information	Information Technology	14,084	1,592,873	1.12%
Services, Inc.
Baxter International, Inc.	Health Care	19,524	1,587,481	1.12%
Centene Corp.	Health Care	29,697	1,576,892	1.11%
Pfizer, Inc.	Health Care	36,373	1,544,749	1.09%
AutoZone, Inc.	Consumer Discretionary	1,507	1,543,831	1.09%
Allstate Corp. (The)	Financials	16,240	1,529,440	1.08%
VICI Properties, Inc.	Real Estate	69,668	1,524,338	1.08%
Citrix Systems, Inc.	Information Technology	15,082	1,503,108	1.06%
Merck & Co., Inc.	Health Care	17,603	1,464,012	1.03%
F5 Networks, Inc.	Information Technology	8,928	1,401,133	0.99%
Ross Stores, Inc.	Consumer Discretionary	14,682	1,366,895	0.97%
Waste Management, Inc.	Industrials	12,998	1,350,671	0.95%
Sysco Corp.	Consumer Staples	20,118	1,343,046	0.95%
Kinder Morgan, Inc.	Energy	66,837	1,337,414	0.94%
NXP Semiconductors NV	Information Technology	14,863	1,313,724	0.93%
Facebook, Inc. Class A	Communication Services	7,793	1,299,073	0.92%
Marathon Petroleum Corp.	Energy	21,027	1,258,444	0.89%
Fiserv, Inc.	Information Technology	14,107	1,245,404	0.88%
Equity Residential Trust	Real Estate	16,270	1,225,433	0.87%
Cadence Design Systems, Inc.	Information Technology	19,209	1,219,968	0.86%

78 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/19 (Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$1,367	$20,000	$2,540	5/11/63	300 bp —	$(1,161)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,591	43,000	5,461	5/11/63	300 bp —	(2,845)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,309	86,000	10,922	5/11/63	300 bp —	(5,563)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA A.6	A/P	8	7,000	154	5/11/63	200 bp —	(143)
Index						Monthly
CMBX NA A.6	A/P	5	7,000	154	5/11/63	200 bp —	(146)
Index						Monthly
CMBX NA A.6	A/P	(3)	7,000	154	5/11/63	200 bp —	(154)
Index						Monthly
CMBX NA A.6	A/P	22	14,000	308	5/11/63	200 bp —	(281)
Index						Monthly
CMBX NA A.6	A/P	581	42,000	924	5/11/63	200 bp —	(327)
Index						Monthly
CMBX NA A.6	A/P	507	52,000	1,144	5/11/63	200 bp —	(616)
Index						Monthly
CMBX NA A.6	A/P	1,743	72,000	1,584	5/11/63	200 bp —	187
Index						Monthly
CMBX NA A.6	A/P	1,451	112,000	2,464	5/11/63	200 bp —	(969)
Index						Monthly
CMBX NA A.6	A/P	958	208,000	4,576	5/11/63	200 bp —	(3,537)
Index						Monthly
CMBX NA BB.6	BB/P	57,595	234,000	54,499	5/11/63	500 bp —	3,324
Index						Monthly
CMBX NA BB.7	BB/P	6,943	50,000	5,945	1/17/47	500 bp —	1,046
Index						Monthly
CMBX NA BB.7	BB/P	13,625	106,000	12,603	1/17/47	500 bp —	1,124
Index						Monthly
CMBX NA BB.7	BB/P	17,514	145,000	17,241	1/17/47	500 bp —	354
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	34	22,000	484	5/11/63	200 bp —	(441)
Index						Monthly
CMBX NA A.6	A/P	77	40,000	880	5/11/63	200 bp —	(787)
Index						Monthly
CMBX NA A.6	A/P	3,389	150,000	3,300	5/11/63	200 bp —	148
Index						Monthly
CMBX NA A.6	A/P	12,962	260,000	5,720	5/11/63	200 bp —	7,343
Index						Monthly
CMBX NA A.6	A/P	6,196	319,000	7,018	5/11/63	200 bp —	(698)
Index						Monthly
CMBX NA A.6	A/P	118,907	2,343,000	51,546	5/11/63	200 bp —	68,277
Index						Monthly

Dynamic Asset Allocation Growth Fund 79

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/19 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International cont.
CMBX NA A.7	A-/P	$3,286	$79,000	$435	1/17/47	200 bp —	$3,751
Index						Monthly
CMBX NA BB.7	BB/P	10,567	79,000	9,393	1/17/47	500 bp —	1,251
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,049	74,000	9,398	5/11/63	300 bp —	(1,306)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	13,550	107,000	13,589	5/11/63	300 bp —	24
Index						Monthly
CMBX NA BBB–.6	BBB–/P	31,007	290,000	36,830	5/11/63	300 bp —	(5,654)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	33,278	421,000	19,408	1/17/47	300 bp —	14,115
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	136	18,000	396	5/11/63	200 bp —	(254)
Index						Monthly
CMBX NA A.6	A/P	6,277	124,000	2,728	5/11/63	200 bp —	3,597
Index						Monthly
CMBX NA A.6	A/P	6,277	124,000	2,728	5/11/63	200 bp —	3,597
Index						Monthly
CMBX NA A.6	A/P	6,453	124,000	2,728	5/11/63	200 bp —	3,773
Index						Monthly
CMBX NA A.6	A/P	8,866	135,000	2,970	5/11/63	200 bp —	5,948
Index						Monthly
CMBX NA A.6	A/P	8,151	165,000	3,630	5/11/63	200 bp —	4,586
Index						Monthly
CMBX NA A.6	A/P	7,609	246,000	5,412	5/11/63	200 bp —	2,292
Index						Monthly
CMBX NA A.6	A/P	13,238	257,000	5,654	5/11/63	200 bp —	7,684
Index						Monthly
CMBX NA A.6	A/P	12,800	408,000	8,976	5/11/63	200 bp —	3,983
Index						Monthly
CMBX NA A.6	A/P	9,953	430,000	9,460	5/11/63	200 bp —	660
Index						Monthly
CMBX NA A.6	A/P	34,350	570,000	12,540	5/11/63	200 bp —	22,031
Index						Monthly
CMBX NA A.6	A/P	35,368	695,000	15,290	5/11/63	200 bp —	20,348
Index						Monthly
CMBX NA A.7	A-/P	8,924	177,000	974	1/17/47	200 bp —	9,966
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,769	35,000	4,445	5/11/63	300 bp —	(1,655)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,006	37,000	4,699	5/11/63	300 bp —	(672)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,338	64,000	8,128	5/11/63	300 bp —	(4,752)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,769	70,000	8,890	5/11/63	300 bp —	(4,080)
Index						Monthly

80 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/19 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$8,158	$74,000	$9,398	5/11/63	300 bp —	$(1,197)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,764	92,000	11,684	5/11/63	300 bp —	(3,867)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,477	136,000	17,272	5/11/63	300 bp —	(5,716)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,435	144,000	18,288	5/11/63	300 bp —	(5,769)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,950	247,000	31,369	5/11/63	300 bp —	(19,275)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	31,899	262,000	33,274	5/11/63	300 bp —	(1,222)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	67,247	717,000	91,059	5/11/63	300 bp —	(23,394)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	65,023	865,000	109,855	5/11/63	300 bp —	(44,327)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	31,583	401,000	18,486	1/17/47	300 bp —	13,330
Index						Monthly
JPMorgan Securities LLC
CMBX NA BB.6	BB/P	13,558	64,000	14,906	5/11/63	500 bp —	(1,286)
Index						Monthly
CMBX NA BB.6	BB/P	14,604	69,000	16,070	5/11/63	500 bp —	(1,399)
Index						Monthly
CMBX NA A.6	A/P	97,012	4,217,000	92,774	5/11/63	200 bp —	5,878
Index						Monthly
CMBX NA A.7	A-/P	10,218	233,000	1,282	1/17/47	200 bp —	11,590
Index						Monthly
CMBX NA BBB–.6	BBB–/P	116,816	883,000	112,141	5/11/63	300 bp —	5,190
Index						Monthly
Merrill Lynch International
CMBX NA A.6	A/P	1,016	78,000	1,716	5/11/63	200 bp —	(670)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,369	39,000	4,953	5/11/63	300 bp —	(561)
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.6	BBB–/P	10,374	75,000	9,525	5/11/63	300 bp —	893
Index						Monthly
CMBX NA A.6	A/P	60	1,000	22	5/11/63	200 bp —	39
Index						Monthly
CMBX NA A.6	A/P	—	1,000	22	5/11/63	200 bp —	(22)
Index						Monthly
CMBX NA A.6	A/P	197	21,000	462	5/11/63	200 bp —	(257)
Index						Monthly
CMBX NA A.6	A/P	76	28,000	616	5/11/63	200 bp —	(530)
Index						Monthly
CMBX NA A.6	A/P	536	48,000	1,056	5/11/63	200 bp —	(501)
Index						Monthly

Dynamic Asset Allocation Growth Fund 81

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/19 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA A.6	A/P	$940	$68,000	$1,496	5/11/63	200 bp —	$(529)
Index						Monthly
CMBX NA A.6	A/P	8,628	167,000	3,674	5/11/63	200 bp —	5,019
Index						Monthly
CMBX NA A.6	A/P	5,586	413,000	9,086	5/11/63	200 bp —	(3,339)
Index						Monthly
CMBX NA BB.6	BB/P	18,418	75,000	17,468	5/11/63	500 bp —	1,023
Index						Monthly
CMBX NA BB.6	BB/P	36,962	150,000	34,935	5/11/63	500 bp —	2,172
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,634	63,000	8,001	5/11/63	300 bp —	(330)
Index						Monthly
Upfront premium received		1,119,345		Unrealized appreciation			234,543
Upfront premium (paid)		(3)		Unrealized (depreciation)			(150,232)
Total		$1,119,342		Total			$84,311

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2019. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/19 (Unaudited)
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,802)	$243,000	$1,337	1/17/47	(200 bp) —	$(3,233)
					Monthly
CMBX NA BB.11 Index	(18,786)	145,000	18,415	11/18/54	(500 bp) —	(452)
					Monthly
CMBX NA BB.9 Index	(20,387)	145,000	20,170	9/17/58	(500 bp) —	(298)
					Monthly
CMBX NA BB.9 Index	(16,712)	108,000	15,023	9/17/58	(500 bp) —	(1,794)
					Monthly
CMBX NA BB.9 Index	(16,637)	108,000	15,023	9/17/58	(500 bp) —	(1,719)
					Monthly
CMBX NA BB.9 Index	(16,321)	106,000	14,745	9/17/58	(500 bp) —	(1,679)
					Monthly
CMBX NA BB.9 Index	(13,039)	97,000	13,493	9/17/58	(500 bp) —	373
					Monthly
CMBX NA BB.9 Index	(12,609)	97,000	13,493	9/17/58	(500 bp) —	789
					Monthly
CMBX NA BB.9 Index	(8,454)	54,000	7,511	9/17/58	(500 bp) —	(995)
					Monthly

82 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/19 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International
CMBX NA BB.10 Index	$(13,476)	$101,000	$11,837	11/17/59	(500 bp) —	$(1,737)
					Monthly
CMBX NA BB.10 Index	(11,892)	100,000	11,720	11/17/59	(500 bp) —	(269)
					Monthly
CMBX NA BB.10 Index	(6,588)	53,000	6,212	11/17/59	(500 bp) —	(428)
					Monthly
CMBX NA BB.7 Index	(10,167)	576,000	134,150	5/11/63	(500 bp) —	123,424
					Monthly
CMBX NA BB.7 Index	(28,223)	153,000	18,192	1/17/47	(500 bp) —	(10,180)
					Monthly
CMBX NA BB.7 Index	(8,060)	49,000	5,826	1/17/47	(500 bp) —	(2,281)
					Monthly
CMBX NA BB.8 Index	(1,402)	8,000	1,330	10/17/57	(500 bp) —	(79)
					Monthly
CMBX NA BB.9 Index	(26,498)	166,000	23,091	9/17/58	(500 bp) —	(3,569)
					Monthly
CMBX NA BB.9 Index	(8,135)	53,000	7,372	9/17/58	(500 bp) —	(814)
					Monthly
CMBX NA BB.9 Index	(7,577)	50,000	6,955	9/17/58	(500 bp) —	(670)
					Monthly
CMBX NA BB.9 Index	(6,930)	45,000	6,260	9/17/58	(500 bp) —	(714)
					Monthly
CMBX NA BB.9 Index	(4,223)	27,000	3,756	9/17/58	(500 bp) —	(494)
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(23,529)	230,000	53,567	5/11/63	(500 bp) —	29,815
					Monthly
CMBX NA BB.7 Index	(6,961)	46,000	5,469	1/17/47	(500 bp) —	(1,536)
					Monthly
CMBX NA BB.7 Index	(86,296)	425,000	50,533	1/17/47	(500 bp) —	(36,177)
					Monthly
CMBX NA BB.7 Index	(16,548)	101,000	12,009	1/17/47	(500 bp) —	(4,637)
					Monthly
JPMorgan Securities LLC
CMBX NA BB.6 Index	(13,694)	103,000	23,989	5/11/63	(500 bp) —	10,195
					Monthly
CMBX NA BB.6 Index	(11,389)	81,000	18,865	5/11/63	(500 bp) —	7,397
					Monthly
CMBX NA BB.6 Index	(3,452)	24,000	5,590	5/11/63	(500 bp) —	2,114
					Monthly
CMBX NA BB.7 Index	(108,069)	854,000	101,541	1/17/47	(500 bp) —	(7,363)
					Monthly
CMBX NA BBB–.7 Index	(13,698)	361,000	16,642	1/17/47	(300 bp) —	2,734
					Monthly

Dynamic Asset Allocation Growth Fund 83

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/19 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Merrill Lynch International
CMBX NA BB.10 Index	$(5,706)	$48,000	$5,626	11/17/59	(500 bp) —	$(107)
					Monthly
CMBX NA BB.7 Index	(2,776)	16,000	1,902	1/17/47	(500 bp) —	(889)
					Monthly
CMBX NA BB.9 Index	(16,892)	108,000	15,023	9/17/58	(500 bp) —	(1,974)
					Monthly
CMBX NA BB.9 Index	(6,284)	48,000	6,677	9/17/58	(500 bp) —	346
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(4,177)	41,000	1,890	1/17/47	(300 bp) —	(2,311)
					Monthly
CMBX NA BB.7 Index	(30,166)	150,000	17,835	1/17/47	(500 bp) —	(12,477)
					Monthly
CMBX NA BB.7 Index	(24,296)	126,000	14,981	1/17/47	(500 bp) —	(9,438)
					Monthly
CMBX NA BB.7 Index	(15,137)	75,000	8,918	1/17/47	(500 bp) —	(6,292)
					Monthly
Upfront premium received	—		Unrealized appreciation			177,187
Upfront premium (paid)	(646,988)		Unrealized (depreciation)			(114,606)
Total	$(646,988)		Total			$62,581

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD
at 3/31/19 (Unaudited)
		Upfront
		premium			Termi-	Payments
		received	Notional		nation	received	Unrealized
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	appreciation
NA HY Series 32	B+/P	$(3,068,625)	$50,973,000	$3,387,920	6/20/24	500 bp —	$347,613
Index						Quarterly
NA IG Series 32	BBB+/P	(709,158)	44,700,000	793,738	6/20/24	100 bp —	95,755
Index						Quarterly
Total		$(3,777,783)					$443,368

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2019. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

84 Dynamic Asset Allocation Growth Fund

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED
at 3/31/19 (Unaudited)
	Upfront
	premium			Termi-	Payments
Referenced	received	Notional		nation	(paid)	Unrealized
debt*	(paid)**	amount	Value	date	by fund	depreciation
NA HY Series 32	$138,634	$2,323,000	$154,398	6/20/24	(500 bp) —	$(17,054)
Index					Quarterly
Total	$138,634					$(17,054)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$61,947,526	$18,132,014	$—
Capital goods	117,331,850	8,026,787	—
Communication services	54,734,059	11,955,988	—
Conglomerates	3,756,780	8,994,950	—
Consumer cyclicals	197,165,090	29,760,592	4
Consumer staples	173,608,889	10,803,734	9,344
Energy	106,299,500	4,356,133	26,462
Financials	294,929,949	66,932,420	—
Health care	220,827,084	14,490,347	—
Technology	383,724,787	34,374,645	—
Transportation	37,392,877	10,140,556	—
Utilities and power	58,264,503	5,646,862	54,320
Total common stocks	1,709,982,894	223,615,028	90,130

Asset-backed securities	—	12,082,256	—
Convertible bonds and notes	—	101,940	—
Convertible preferred stocks	—	278,628	—
Corporate bonds and notes	—	279,826,494	386
Foreign government and agency bonds and notes	—	13,225,634	—
Mortgage-backed securities	—	52,737,633	—
Preferred stocks	174,989	—	—
Purchased options outstanding	—	141,120	—
Senior loans	—	3,475,912	—
U.S. government and agency mortgage obligations	—	132,008,026	—
U.S. treasury obligations	—	265,297	—
Warrants	—	10,581,499	—
Short-term investments	238,975,977	223,806,182	—
Totals by level	$1,949,133,860	$952,145,649	$90,516

Dynamic Asset Allocation Growth Fund 85

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$1,061,909	$—
Futures contracts	1,735,319	—	—
Written options outstanding	—	(9,740)	—
TBA sale commitments	—	(12,035,937)	—
Interest rate swap contracts	—	(667,797)	—
Total return swap contracts	—	398,427	—
Credit default contracts	—	3,740,001	—
Totals by level	$1,735,319	$(7,513,137)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

86 Dynamic Asset Allocation Growth Fund

Statement of assets and liabilities 3/31/19 (Unaudited)

ASSETS
Investment in securities, at value, including $40,091,476 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $2,392,385,198)	$2,622,554,563
Affiliated issuers (identified cost $278,815,462) (Notes 1 and 5)	278,815,462
Cash	55,677
Foreign currency (cost $2,051,346) (Note 1)	2,113,789
Dividends, interest and other receivables	9,656,120
Foreign tax reclaim	986,425
Receivable for shares of the fund sold	2,641,706
Receivable for investments sold	37,951,399
Receivable for sales of TBA securities (Note 1)	11,892,551
Receivable for variation margin on futures contracts (Note 1)	2,245,302
Receivable for variation margin on centrally cleared swap contracts (Note 1)	5,805,763
Unrealized appreciation on forward currency contracts (Note 1)	2,603,007
Unrealized appreciation on OTC swap contracts (Note 1)	1,015,665
Premium paid on OTC swap contracts (Note 1)	646,991
Prepaid assets	80,074
Total assets	2,979,064,494

LIABILITIES
Payable for investments purchased	43,064,567
Payable for purchases of TBA securities (Note 1)	22,632,599
Payable for shares of the fund repurchased	9,198,118
Payable for compensation of Manager (Note 2)	1,422,011
Payable for custodian fees (Note 2)	188,022
Payable for investor servicing fees (Note 2)	612,967
Payable for Trustee compensation and expenses (Note 2)	479,958
Payable for administrative services (Note 2)	15,279
Payable for distribution fees (Note 2)	1,251,773
Payable for variation margin on futures contracts (Note 1)	334,332
Payable for variation margin on centrally cleared swap contracts (Note 1)	5,406,858
Unrealized depreciation on OTC swap contracts (Note 1)	470,346
Premium received on OTC swap contracts (Note 1)	1,119,345
Unrealized depreciation on forward currency contracts (Note 1)	1,541,098
Written options outstanding, at value (premiums $185,090) (Note 1)	9,740
TBA sale commitments, at value (proceeds receivable $11,882,148) (Note 1)	12,035,937
Collateral on securities loaned, at value (Note 1)	40,654,485
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 9)	1,160,743
Other accrued expenses	319,941
Total liabilities	141,918,119

Net assets	$2,837,146,375

(Continued on next page)

Dynamic Asset Allocation Growth Fund 87

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,667,172,666
Total distributable earnings (Note 1)	169,973,709
Total — Representing net assets applicable to capital shares outstanding	$2,837,146,375

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,566,419,079 divided by 100,942,799 shares)	$15.52
Offering price per class A share (100/94.25 of $15.52)*	$16.47
Net asset value and offering price per class B share ($50,720,323 divided by 3,345,439 shares)**	$15.16
Net asset value and offering price per class C share ($240,211,088 divided by 16,585,983 shares)**	$14.48
Net asset value and redemption price per class M share
($28,377,182 divided by 1,876,866 shares)	$15.12
Offering price per class M share (100/96.50 of $15.12)*	$15.67
Net asset value, offering price and redemption price per class P share
($262,078,732 divided by 16,658,925 shares)	$15.73
Net asset value, offering price and redemption price per class R share
($29,637,399 divided by 1,959,085 shares)	$15.13
Net asset value, offering price and redemption price per class R5 share
($15,655,040 divided by 997,689 shares)	$15.69
Net asset value, offering price and redemption price per class R6 share
($309,737,831 divided by 19,690,984 shares)	$15.73
Net asset value, offering price and redemption price per class Y share
($334,309,701 divided by 21,291,261 shares)	$15.70

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

88 Dynamic Asset Allocation Growth Fund

Statement of operations Six months ended 3/31/19 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $562,120)	$21,259,454
Interest (net of foreign tax of $223) (including interest income of $2,843,603 from investments
in affiliated issuers) (Note 5)	15,273,916
Securities lending (net of expenses) (Notes 1 and 5)	35,488
Total investment income	36,568,858

EXPENSES
Compensation of Manager (Note 2)	8,169,481
Investor servicing fees (Note 2)	2,009,996
Custodian fees (Note 2)	125,827
Trustee compensation and expenses (Note 2)	61,465
Distribution fees (Note 2)	3,569,949
Administrative services (Note 2)	48,304
Other	481,804
Total expenses	14,466,826
Expense reduction (Note 2)	(61,302)
Net expenses	14,405,524

Net investment income	22,163,334

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(35,470,736)
Foreign currency transactions (Note 1)	(127,338)
Forward currency contracts (Note 1)	(1,869,992)
Futures contracts (Note 1)	(40,530,884)
Swap contracts (Note 1)	(2,006,317)
Written options (Note 1)	72,971
Net increase from payments by affiliates (Note 2)	3,371
Total net realized loss	(79,928,925)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(60,873,381)
Assets and liabilities in foreign currencies	(77,476)
Forward currency contracts	1,343,949
Futures contracts	2,576,295
Swap contracts	425,155
Written options	168,041
Total change in net unrealized depreciation	(56,437,417)

Net loss on investments	(136,366,342)

Net decrease in net assets resulting from operations	$(114,203,008)

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 89

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 3/31/19*	Year ended 9/30/18
Operations
Net investment income	$22,163,334	$44,486,918
Net realized gain (loss) on investments
and foreign currency transactions	(79,928,925)	249,083,216
Change in net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(56,437,417)	(18,884,282)
Net increase (decrease) in net assets resulting
from operations	(114,203,008)	274,685,852
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(16,928,371)	(28,452,691)
Class B	(92,008)	(702,570)
Class C	(756,699)	(3,747,365)
Class M	(164,231)	(372,694)
Class P	(3,647,522)	(5,567,352)
Class R	(265,498)	(556,028)
Class R5	(226,964)	(352,890)
Class R6	(4,154,251)	(5,353,555)
Class Y	(4,429,723)	(6,050,722)
Net realized short-term gain on investments
Class A	(24,640,185)	(51,915,217)
Class B	(860,931)	(2,314,577)
Class C	(4,130,316)	(10,384,053)
Class M	(452,931)	(995,529)
Class P	(3,807,374)	(8,295,075)
Class R	(504,062)	(1,106,458)
Class R5	(261,959)	(536,575)
Class R6	(4,442,505)	(8,098,618)
Class Y	(5,158,166)	(9,645,371)
From net realized long-term gain on investments
Class A	(94,986,972)	(72,138,515)
Class B	(3,318,857)	(3,216,208)
Class C	(15,922,212)	(14,429,105)
Class M	(1,746,032)	(1,383,332)
Class P	(14,677,281)	(11,526,378)
Class R	(1,943,138)	(1,537,473)
Class R5	(1,009,841)	(745,594)
Class R6	(17,125,689)	(11,253,391)
Class Y	(19,884,531)	(13,402,675)
Increase from capital share transactions (Note 4)	187,819,777	217,783,100
Total increase (decrease) in net assets	(171,921,480)	218,388,941

NET ASSETS
Beginning of period	3,009,067,855	2,790,678,914
End of period	$2,837,146,375	$3,009,067,855

* Unaudited.

The accompanying notes are an integral part of these financial statements.

90 Dynamic Asset Allocation Growth Fund

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Dynamic Asset Allocation Growth Fund 91

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
March 31, 2019**	$17.77	.12	(.92)	(.80)	(.18)	(1.27)	(1.45)	$15.52	(3.67)*	$1,566,419	.53*	.79*	56*
September 30, 2018	17.83	.26	1.43	1.69	(.33)	(1.42)	(1.75)	17.77	9.85	1,689,770	1.07	1.51	109
September 30, 2017	15.50	.23	2.35	2.58	(.06)	(.19)	(.25)	17.83	16.84	1,586,679	1.08	1.41	124
September 30, 2016	15.05	.20	1.21	1.41	(.31)	(.65)	(.96)	15.50	9.73	1,482,617	1.08[e]	1.32[e]	216
September 30, 2015	17.58	.17	(.29)	(.12)	(.34)	(2.07)	(2.41)	15.05	(1.26)	1,385,646	1.05	1.05	196
September 30, 2014	15.60	.21	2.00	2.21	(.23)	—	(.23)	17.58	14.29	1,362,485	1.06	1.21	188
Class B
March 31, 2019**	$17.29	.06	(.89)	(.83)	(.03)	(1.27)	(1.30)	$15.16	(4.07)*	$50,720	.91*	.40*	56*
September 30, 2018	17.37	.12	1.40	1.52	(.18)	(1.42)	(1.60)	17.29	9.06	60,391	1.82	.73	109
September 30, 2017	15.17	.10	2.29	2.39	—	(.19)	(.19)	17.37	15.90	71,515	1.83	.63	124
September 30, 2016	14.72	.08	1.20	1.28	(.18)	(.65)	(.83)	15.17	8.95	77,832	1.83[e]	.56[e]	216
September 30, 2015	17.22	.05	(.29)	(.24)	(.19)	(2.07)	(2.26)	14.72	(2.02)	84,801	1.80	.28	196
September 30, 2014	15.28	.08	1.97	2.05	(.11)	—	(.11)	17.22	13.45	107,877	1.81	.45	188
Class C
March 31, 2019**	$16.61	.06	(.87)	(.81)	(.05)	(1.27)	(1.32)	$14.48	(4.11)*	$240,211	.91*	.41*	56*
September 30, 2018	16.78	.12	1.34	1.46	(.21)	(1.42)	(1.63)	16.61	9.06	267,363	1.82	.74	109
September 30, 2017	14.65	.10	2.22	2.32	—	(.19)	(.19)	16.78	15.99	288,335	1.83	.66	124
September 30, 2016	14.30	.08	1.14	1.22	(.22)	(.65)	(.87)	14.65	8.85	253,401	1.83[e]	.58[e]	216
September 30, 2015	16.82	.05	(.27)	(.22)	(.23)	(2.07)	(2.30)	14.30	(1.99)	209,239	1.80	.30	196
September 30, 2014	14.94	.07	1.94	2.01	(.13)	—	(.13)	16.82	13.49	168,304	1.81	.46	188
Class M
March 31, 2019**	$17.30	.08	(.89)	(.81)	(.10)	(1.27)	(1.37)	$15.12	(3.92)*	$28,377	.78*	.54*	56*
September 30, 2018	17.38	.17	1.39	1.56	(.22)	(1.42)	(1.64)	17.30	9.33	30,128	1.57	.99	109
September 30, 2017	15.14	.15	2.28	2.43	—	(.19)	(.19)	17.38	16.20	33,775	1.58	.91	124
September 30, 2016	14.72	.12	1.18	1.30	(.23)	(.65)	(.88)	15.14	9.15	29,745	1.58[e]	.82[e]	216
September 30, 2015	17.23	.09	(.28)	(.19)	(.25)	(2.07)	(2.32)	14.72	(1.71)	28,800	1.55	.54	196
September 30, 2014	15.30	.12	1.97	2.09	(.16)	—	(.16)	17.23	13.71	30,005	1.56	.71	188
Class P
March 31, 2019**	$18.04	.16	(.95)	(.79)	(.25)	(1.27)	(1.52)	$15.73	(3.51)*	$262,079	.33*	1.00*	56*
September 30, 2018	18.07	.34	1.45	1.79	(.40)	(1.42)	(1.82)	18.04	10.34	261,163.66		1.92	109
September 30, 2017	15.66	.31	2.37	2.68	(.08)	(.19)	(.27)	18.07	17.32	247,817.67		1.85	124
September 30, 2016†	15.60	.02	.04	.06	—	—	—	15.66	.38*	198,605	.06*	.14*	216

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

92 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 93

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R
March 31, 2019**	$17.34	.10	(.90)	(.80)	(.14)	(1.27)	(1.41)	$15.13	(3.81)*	$29,637	.66*	.66*	56*
September 30, 2018	17.45	.22	1.39	1.61	(.30)	(1.42)	(1.72)	17.34	9.59	33,615	1.32	1.26	109
September 30, 2017	15.19	.19	2.30	2.49	(.04)	(.19)	(.23)	17.45	16.54	31,963	1.33	1.18	124
September 30, 2016	14.74	.16	1.18	1.34	(.24)	(.65)	(.89)	15.19	9.42	23,273	1.33[e]	1.09[e]	216
September 30, 2015	17.28	.13	(.28)	(.15)	(.32)	(2.07)	(2.39)	14.74	(1.50)	12,375	1.30	.80	196
September 30, 2014	15.33	.16	1.98	2.14	(.19)	—	(.19)	17.28	14.06	19,617	1.31	.96	188
Class R5
March 31, 2019**	$17.98	.15	(.94)	(.79)	(.23)	(1.27)	(1.50)	$15.69	(3.56)*	$15,655	.40*	.92*	56*
September 30, 2018	18.04	.32	1.43	1.75	(.39)	(1.42)	(1.81)	17.98	10.13	17,967.80		1.79	109
September 30, 2017	15.67	.24	2.42	2.66	(.10)	(.19)	(.29)	18.04	17.19	2,228.81		1.46	124
September 30, 2016	15.21	.23	1.23	1.46	(.35)	(.65)	(1.00)	15.67	9.98	4,112	.81[e]	1.53[e]	216
September 30, 2015	17.74	.22	(.29)	(.07)	(.39)	(2.07)	(2.46)	15.21	(1.00)	7,051.80		1.31	196
September 30, 2014	15.76	.26	2.02	2.28	(.30)	—	(.30)	17.74	14.59	6,434.81		1.51	188
Class R6
March 31, 2019**	$18.04	.16	(.95)	(.79)	(.25)	(1.27)	(1.52)	$15.73	(3.55)*	$309,738	.35*	.98*	56*
September 30, 2018	18.07	.33	1.45	1.78	(.39)	(1.42)	(1.81)	18.04	10.30	301,016.70		1.89	109
September 30, 2017	15.71	.31	2.36	2.67	(.12)	(.19)	(.31)	18.07	17.25	232,495.71		1.85	124
September 30, 2016	15.24	.26	1.23	1.49	(.37)	(.65)	(1.02)	15.71	10.16	135,367	.71[e]	1.72[e]	216
September 30, 2015	17.78	.23	(.30)	(.07)	(.40)	(2.07)	(2.47)	15.24	(.94)	59,064.70		1.42	196
September 30, 2014	15.77	.27	2.03	2.30	(.29)	—	(.29)	17.78	14.74	31,438.71		1.56	188
Class Y
March 31, 2019**	$17.99	.14	(.93)	(.79)	(.23)	(1.27)	(1.50)	$15.70	(3.57)*	$334,310	.41*	.92*	56*
September 30, 2018	18.03	.31	1.44	1.75	(.37)	(1.42)	(1.79)	17.99	10.14	347,654.82		1.77	109
September 30, 2017	15.66	.28	2.36	2.64	(.08)	(.19)	(.27)	18.03	17.11	295,870.83		1.70	124
September 30, 2016	15.21	.24	1.22	1.46	(.36)	(.65)	(1.01)	15.66	9.95	186,911	.83[e]	1.59[e]	216
September 30, 2015	17.74	.22	(.29)	(.07)	(.39)	(2.07)	(2.46)	15.21	(.96)	254,253.80		1.31	196
September 30, 2014	15.73	.25	2.02	2.27	(.26)	—	(.26)	17.74	14.59	146,825.81		1.46	188

* Not annualized.

** Unaudited.

† For the period August 31, 2016 (commencement of operations) to September 30, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

94 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 95

Notes to financial statements 3/31/19 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2018 through March 31, 2019.

Putnam Dynamic Asset Allocation Growth Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests, to a lesser extent, in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class P, class R, class R5, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles

96 Dynamic Asset Allocation Growth Fund

generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Dynamic Asset Allocation Growth Fund 97

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

98 Dynamic Asset Allocation Growth Fund

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent

Dynamic Asset Allocation Growth Fund 99

and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an

100 Dynamic Asset Allocation Growth Fund

independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or

Dynamic Asset Allocation Growth Fund 101

repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $319,263 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $619,642 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,029,993 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $40,654,485 and the value of securities loaned amounted to $40,091,476.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

102 Dynamic Asset Allocation Growth Fund

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $2,665,927,953, resulting in gross unrealized appreciation and depreciation of $310,366,890 and $80,702,636, respectively, or net unrealized appreciation of $229,664,254.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,
0.700%	of the next $5 billion,	0.530%	of the next $50 billion,
0.650%	of the next $10 billion,	0.520%	of the next $100 billion and
0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.295% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly

Dynamic Asset Allocation Growth Fund 103

sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $3,371 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,331,001	Class R	26,523
Class B	45,156	Class R5	11,929
Class C	208,081	Class R6	71,647
Class M	23,919	Class Y	279,394
Class P	12,346	Total	$2,009,996

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $14,795 under the expense offset arrangements and by $46,507 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,983, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

104 Dynamic Asset Allocation Growth Fund

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,925,876
Class B	1.00%	1.00%	261,045
Class C	1.00%	1.00%	1,202,632
Class M	1.00%	0.75%	103,670
Class R	1.00%	0.50%	76,726
Total			$3,569,949

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $162,510 and $2,728 from the sale of class A and class M shares, respectively, and received $8,307 and $2,694 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $968 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$1,346,995,490	$1,366,210,375
U.S. government securities (Long-term)	—	—
Total	$1,346,995,490	$1,366,210,375

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class A	Shares	Amount	Shares	Amount
Shares sold	4,040,526	$62,600,508	12,015,924	$207,255,312
Shares issued in connection with
reinvestment of distributions	9,382,994	132,394,051	8,630,489	147,149,841
	13,423,520	194,994,559	20,646,413	354,405,153
Shares repurchased	(7,550,295)	(116,514,129)	(14,570,153)	(254,579,467)
Net increase	5,873,225	$78,480,430	6,076,260	$99,825,686

Dynamic Asset Allocation Growth Fund 105

	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class B	Shares	Amount	Shares	Amount
Shares sold	40,128	$609,766	136,009	$2,287,010
Shares issued in connection with
reinvestment of distributions	306,094	4,230,226	367,156	6,127,834
	346,222	4,839,992	503,165	8,414,844
Shares repurchased	(493,069)	(7,548,709)	(1,126,887)	(19,148,726)
Net decrease	(146,847)	$(2,708,717)	(623,722)	$(10,733,882)

	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class C	Shares	Amount	Shares	Amount
Shares sold	1,423,735	$20,680,920	4,499,685	$73,598,945
Shares issued in connection with
reinvestment of distributions	1,538,954	20,314,197	1,731,364	27,753,760
	2,962,689	40,995,117	6,231,049	101,352,705
Shares repurchased	(2,475,677)	(35,733,540)	(7,316,730)	(117,415,413)
Net increase (decrease)	487,012	$5,261,577	(1,085,681)	$(16,062,708)

	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class M	Shares	Amount	Shares	Amount
Shares sold	100,806	$1,494,353	255,118	$4,371,857
Shares issued in connection with
reinvestment of distributions	171,427	2,360,551	164,034	2,734,451
	272,233	3,854,904	419,152	7,106,308
Shares repurchased	(136,498)	(2,038,317)	(620,874)	(10,881,946)
Net increase (decrease)	135,735	$1,816,587	(201,722)	$(3,775,638)

	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class P	Shares	Amount	Shares	Amount
Shares sold	2,892,017	$45,069,441	4,958,883	$87,994,480
Shares issued in connection with
reinvestment of distributions	1,551,418	22,132,177	1,472,696	25,388,805
	4,443,435	67,201,618	6,431,579	113,383,285
Shares repurchased	(2,261,291)	(36,351,937)	(5,667,955)	(100,499,631)
Net increase	2,182,144	$30,849,681	763,624	$12,883,654

	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class R	Shares	Amount	Shares	Amount
Shares sold	152,996	$2,283,857	543,322	$9,202,679
Shares issued in connection with
reinvestment of distributions	177,493	2,444,078	163,612	2,727,405
	330,489	4,727,935	706,934	11,930,084
Shares repurchased	(309,780)	(4,679,421)	(600,303)	(10,170,684)
Net increase	20,709	$48,514	106,631	$1,759,400

106 Dynamic Asset Allocation Growth Fund

	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class R5	Shares	Amount	Shares	Amount
Shares sold	33,475	$527,894	931,200	$16,827,876
Shares issued in connection with
reinvestment of distributions	105,103	1,498,764	94,951	1,635,059
	138,578	2,026,658	1,026,151	18,462,935
Shares repurchased	(139,952)	(2,014,522)	(150,628)	(2,665,808)
Net increase (decrease)	(1,374)	$12,136	875,523	$15,797,127

	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	2,788,465	$43,686,463	6,233,264	$110,880,690
Shares issued in connection with
reinvestment of distributions	1,799,921	25,720,873	1,431,377	24,705,564
	4,588,386	69,407,336	7,664,641	135,586,254
Shares repurchased	(1,586,866)	(25,237,590)	(3,841,915)	(68,377,756)
Net increase	3,001,520	$44,169,746	3,822,726	$67,208,498

	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,734,310	$59,080,295	6,858,331	$121,023,261
Shares issued in connection with
reinvestment of distributions	1,958,663	27,950,117	1,608,753	27,718,819
	5,692,973	87,030,412	8,467,084	148,742,080
Shares repurchased	(3,722,016)	(57,140,589)	(5,554,670)	(97,861,117)
Net increase	1,970,957	$29,889,823	2,912,414	$50,880,963

At the close of the reporting period, the Putnam RetirementReady Funds owned 9.2% of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/18	cost	proceeds	income	of 3/31/19
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$6,294,475	$124,834,102	$90,474,092	$138,550	$40,654,485
Putnam Short Term
Investment Fund**	228,635,519	314,715,700	305,190,242	2,843,603	238,160,977
Total Short-term
investments	$234,929,994	$439,549,802	$395,664,334	$2,982,153	$278,815,462

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Dynamic Asset Allocation Growth Fund 107

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased currency options (contract amount)	$66,700,000
Written currency options (contract amount)	$78,400,000
Futures contracts (number of contracts)	7,000
Forward currency contracts (contract amount)	$685,800,000
Centrally cleared interest rate swap contracts (notional)	$200,600,000
OTC total return swap contracts (notional)	$267,400,000
OTC credit default contracts (notional)	$24,200,000
Centrally cleared credit default contracts (notional)	$90,500,000
Warrants (number of warrants)	1,700,000

108 Dynamic Asset Allocation Growth Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$4,935,030*	Unrealized depreciation	$1,195,029*
Foreign exchange
contracts	Investments, Receivables	2,744,127	Payables	1,550,838
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	14,634,597*	Unrealized depreciation	195,700
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	3,582,941*	Unrealized depreciation	5,974,390*
Total		$25,896,695		$8,915,957

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$1,736,839	$1,736,839
Foreign exchange
contracts	—	163,569	—	(1,869,992)	—	$(1,706,423)
Equity contracts	(327,926)	—	(39,034,701)	—	(956,047)	$(40,318,674)
Interest rate contracts	—	—	(1,496,183)	—	(2,787,109)	$(4,283,292)
Total	$(327,926)	$163,569	$(40,530,884)	$(1,869,992)	$(2,006,317)	$(44,571,550)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$234,569	$234,569
Foreign exchange
contracts	—	(278,231)	—	1,343,949	—	$1,065,718
Equity contracts	1,754,789	—	2,817,382	—	(29,846)	$4,542,325
Interest rate contracts	—	—	(241,087)	—	220,432	$(20,655)
Total	$1,754,789	$(278,231)	$2,576,295	$1,343,949	$425,155	$5,821,957

Dynamic Asset Allocation Growth Fund 109

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Merrill Lynch, Pierce, Fenner & Smith, Inc.	MorganStanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest
rate swap contracts§	$—	$—	$144,723	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$144,723
OTC Total return
swap contracts*#	—	9,983	—	586,624	—	3,410	—	—	—	3,918	—	—	—	—	—	—	—	603,935
OTC Credit default
contracts — protection
sold*#	—	—	—	—	—	465	1,042	—	—	1,372	—	—	—	—	—	—	—	2,879
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	117,170	235,360	120,799	—	—	165,379	29,034	—	43,258	—	—	—	—	711,000
Centrally cleared credit
default contracts§	—	—	5,661,040	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,661,040
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	2,245,302	—	—	—	—	—	2,245,302
Forward currency
contracts#	143,099	298,664	—	336,685	—	49,083	232,517	261,654	428,915	—	—	—	—	240,940	252,382	314,727	44,341	2,603,007
Purchased options**#	141,096	—	—	—	—	—	24	—	—	—	—	—	—	—	—	—	—	141,120
Total Assets	$284,195	$308,647	$5,805,763	$923,309	$117,170	$288,318	$354,382	$261,654	$428,915	$170,669	$29,034	$2,245,302	$43,258	$240,940	$252,382	$314,727	$44,341	$12,113,006
Liabilities:
Centrally cleared interest
rate swap contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Total return
swap contracts*#	—	4,210	—	195,700	—	1,189	4,409	—	—	—	—	—	—	—	—	—	—	205,508
OTC Credit default
contracts — protection
sold*#	18,836	—	—	—	101,087	155,744	436,247	—	—	233,607	6,616	—	85,773	—	—	—	—	1,037,910
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	1,431	—	—	—	—	—	—	—	—	—	—	—	—	1,431
Centrally cleared credit
default contracts§	—	—	5,406,858	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,406,858
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	334,332	—	—	—	—	—	334,332
Forward currency
contracts#	250,532	34,883	—	111,948	—	54,563	372,291	129,352	222,541	—	—	—	—	12,665	297,352	—	54,971	1,541,098
Written options#	9,716	—	—	—	—	—	24	—	—	—	—	—	—	—	—	—	—	9,740
Total Liabilities	$279,084	$39,093	$5,406,858	$307,648	$102,518	$211,496	$812,971	$129,352	$222,541	$233,607	$6,616	$334,332	$85,773	$12,665	$297,352	$—	$54,971	$8,536,877

110 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 111

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Merrill Lynch, Pierce, Fenner & Smith, Inc.	MorganStanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Total Financial and
Derivative Net Assets	$5,111	$269,554	$398,905	$615,661	$14,652	$76,822	$(458,589)	$132,302	$206,374	$(62,938)	$22,418	$1,910,970	$(42,515)	$228,275	$(44,970)	$314,727	$(10,630)	$3,576,129
Total collateral received
(pledged)†##	$5,111	$250,000	$—	$(354,037)	$—	$76,822	$(458,589)	$132,302	$206,374	$(62,938)	$—	$—	$(42,515)	$228,275	$—	$314,727	$—
Net amount	$—	$19,554	$398,905	$969,698	$14,652	$—	$—	$—	$—	$—	$22,418	$1,910,970	$—	$—	$(44,970)	$—	$(10,630)
Controlled collateral
received (including
TBA commitments)**	$80,446	$250,000	$—	$—	$—	$110,000	$—	$137,900	$230,000	$—	$—	$105,000	$—	$247,397	$—	$—	$—	$1,160,743
Uncontrolled collateral
received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$319,263	$—	$319,263
Collateral (pledged)
(including TBA
commitments)**	$—	$—	$—	$(354,037)	$—	$—	$(521,797)	$—	$—	$(110,361)	$—	$—	$(43,798)	$—	$—	$—	$—	$(1,029,993)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $18,368,698 and $4,905,497, respectively.

112 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 113

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Spectrum Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Equity Income Fund
Equity Spectrum Fund	International Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	Diversified Income Trust
Multi-Cap Core Fund	Floating Rate Income Fund
Research Fund	Global Income Trust
Government Money Market Fund*
Global Sector	High Yield Fund
Global Communications Fund	Income Fund
Global Consumer Fund	Money Market Fund†
Global Financials Fund	Mortgage Securities Fund
Global Health Care Fund	Short Duration Bond Fund
Global Industrials Fund	Short Duration Income Fund
Global Natural Resources Fund
Global Sector Fund	Tax-free Income
Global Technology Fund	AMT-Free Municipal Fund
Global Utilities Fund	Intermediate-Term Municipal Income Fund
Short-Term Municipal Income Fund
Growth	Tax Exempt Income Fund
Growth Opportunities Fund	Tax-Free High Yield Fund
International Growth Fund
Small Cap Growth Fund	State tax-free income funds‡:
Sustainable Future Fund	California, Massachusetts, Minnesota,
Sustainable Leaders Fund	New Jersey, New York, Ohio, and Pennsylvania.

114 Dynamic Asset Allocation Growth Fund

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Dynamic Asset Allocation Growth Fund 115

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

116 Dynamic Asset Allocation Growth Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
The Putnam Advisory Company, LLC	Manoj P. Singh	Vice President and
100 Federal Street		Assistant Treasurer
Boston, MA 02110	Officers
	Robert L. Reynolds	Mark C. Trenchard
Marketing Services	President	Vice President and
Putnam Retail Management		BSA Compliance Officer
100 Federal Street	Jonathan S. Horwitz
Boston, MA 02110	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Custodian	and Compliance Liaison	Proxy Voting and Corporate
State Street Bank		Governance, Assistant Clerk,
and Trust Company	Robert T. Burns	and Assistant Treasurer
Vice President and
Legal Counsel	Chief Legal Officer	Denere P. Poulack
Ropes & Gray LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
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SA058 316418 5/19

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 29, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 29, 2019